                                                                     EXHIBIT 4.3






                        CONSECO FINANCE LEASE 2000-1, LLC

                       ____% Lease-Backed Notes, Class A-1
                       ____% Lease-Backed Notes, Class A-2
                       ____% Lease-Backed Notes, Class A-3
                       ____% Lease-Backed Notes, Class A-4
                        ____% Lease-Backed Notes, Class B
                        ____% Lease-Backed Notes, Class C
                        ____% Lease-Backed Notes, Class D






                                    INDENTURE


                            Dated as of July 1, 2000








                        WELLS FARGO BANK MINNESOTA, N.A.
                                     Trustee

                              CROSS REFERENCE TABLE
  TIA                                                                 Indenture
Section                                                                Section
-------                                                               ---------
310(a)(1)..........................................................  6.11
     (a)(2)........................................................  6.11
     (a)(3)........................................................  6.10
     (a)(4)........................................................  N.A.2
     (a)(5)........................................................  6.11
     (b)...........................................................  6.08; 6.11
     (c)...........................................................  N.A.
311(a).............................................................  6.12
     (b)...........................................................  6.12
     (c)...........................................................  N.A.
312(a).............................................................  7.01
     (b)...........................................................  7.02
     (c)...........................................................  7.02
313(a).............................................................  7.04
     (b)(1)........................................................  7.04
     (b)(2)........................................................  7.04
     (c)...........................................................  11.05
     (d)...........................................................  7.04
314(a).............................................................  7.03
     (b)...........................................................  3.06; 11.15
     (c)(1)........................................................  11.01
     (c)(2)........................................................  11.01
     (c)(3)........................................................  11.01
     (d)...........................................................  11.01
     (e)...........................................................  11.01
     (f)...........................................................  11.01
315(a).............................................................  6.01
     (b)...........................................................  6.05; 11.05
     (c)...........................................................  6.01
     (d)...........................................................  6.01
     (e)...........................................................  5.14
316(a)(last sentence)..............................................  1.01
     (a)(1)(A).....................................................  5.12
     (a)(1)(B).....................................................  5.13
     (a)(2)........................................................  N.A.
     (b)...........................................................  5.08
     (c)...........................................................  N.A.
317(a)(1)..........................................................  5.03
     (a)(2)........................................................  5.03
     (b)...........................................................  3.03
318(a).............................................................  11.07

-------------------------
1    Note:  This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

2    N.A. means Not Applicable.

                                                 TABLE OF CONTENTS

                                                                                     Page
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

ARTICLE I         Definitions and Incorporation by Reference............................4
     SECTION 1.01.  Definitions.........................................................4
     SECTION 1.02.  Incorporation by Reference of Trust Indenture Act..................25
     SECTION 1.03.  Rules of Construction..............................................26

ARTICLE II        The Notes............................................................26
     SECTION 2.01.  Form...............................................................26
     SECTION 2.02.  Execution, Authentication and Delivery.............................27
     SECTION 2.03.  Temporary Notes....................................................27
     SECTION 2.04.  Registration; Registration of Transfer and Exchange................28
     SECTION 2.05.  Mutilated, Destroyed, Lost or Stolen Notes.........................29
     SECTION 2.06.  Person Deemed Owner................................................30
     SECTION 2.07.  Payment of Principal and Interest; Defaulted Interest..............30
     SECTION 2.08.  Cancellation.......................................................31
     SECTION 2.09.  Book-Entry Notes...................................................31
     SECTION 2.10.  Notices to Depository..............................................32
     SECTION 2.11.  Definitive Notes...................................................32
     SECTION 2.12.  Calculations.......................................................32

ARTICLE III       Covenants............................................................33
     SECTION 3.01.  Payment of Principal and Interest..................................33
     SECTION 3.02.  Maintenance of Office or Agency....................................33
     SECTION 3.03.  Money for Payments To Be Held in Trust.............................33
     SECTION 3.04.  Existence..........................................................35
     SECTION 3.05.  Protection of Trust Estate.........................................35
     SECTION 3.06.  Opinions as to Trust Estate........................................36
     SECTION 3.07.  Performance of Obligations; Servicing of Leases....................36
     SECTION 3.08.  Negative Covenants.................................................37
     SECTION 3.09.  Annual Statement as to Compliance..................................38
     SECTION 3.10.  Issuer May Consolidate or Merge Only on Certain Terms..............38
     SECTION 3.11.  Successor or Transferee............................................40
     SECTION 3.12.  No Other Business..................................................40
     SECTION 3.13.  No Borrowing.......................................................41
     SECTION 3.14.  Servicer's Obligations.............................................41
     SECTION 3.15.  Guarantees, Loans, Advances and Other Liabilities..................41
     SECTION 3.16.  Income Tax Characterization........................................41
     SECTION 3.17.  Restricted Payments................................................41
     SECTION 3.18.  Notice of Events of Default. ......................................41
     SECTION 3.19.  Further Instruments and Acts.......................................42
     SECTION 3.20.  Compliance with Laws...............................................42
     SECTION 3.21.  Amendments of Contribution and Servicing Agreement.................42

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

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     SECTION 3.22.  Issuer Obligation..................................................42

ARTICLE IV        Satisfaction and Discharge...........................................42
     SECTION 4.01.  Satisfaction and Discharge of Indenture............................42
     SECTION 4.02.  Application of Trust Money.........................................43
     SECTION 4.03.  Repayment of Moneys Held by Paying Agent...........................44
     SECTION 4.04.  Release of Trust Estate............................................44

ARTICLE V         Remedies.............................................................44
     SECTION 5.01.  Events of Default..................................................44
     SECTION 5.02.  Rights upon Event of Default.......................................45
     SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee;
                    Authority of Trustee...............................................46
     SECTION 5.04.  Remedies...........................................................47
     SECTION 5.05.  Optional Preservation of the Leases................................48
     SECTION 5.06.  Priorities.........................................................49
     SECTION 5.07.  Limitation of Suits................................................50
     SECTION 5.08.  Unconditional Rights of Noteholders To Receive Principal
                    and Interest.......................................................50
     SECTION 5.09.  Restoration of Rights and Remedies.................................51
     SECTION 5.10.  Rights and Remedies Cumulative.....................................51
     SECTION 5.11.  Delay or Omission Not a Waiver.....................................51
     SECTION 5.12.  Control by Noteholders.............................................51
     SECTION 5.13.  Waiver of Past Defaults............................................52
     SECTION 5.14.  Undertaking for Costs..............................................52
     SECTION 5.15.  Waiver of Stay or Extension Laws...................................52
     SECTION 5.16.  Action on Notes....................................................52
     SECTION 5.17.  Performance and Enforcement of Certain Obligations.................53

ARTICLE VI        The Trustee..........................................................53
     SECTION 6.01.  Duties of Trustee..................................................53
     SECTION 6.02.  Rights of Trustee..................................................56
     SECTION 6.03.  Individual Rights of Trustee.......................................57
     SECTION 6.04.  Trustee's Disclaimer...............................................57
     SECTION 6.05.  Notice of Defaults.................................................57
     SECTION 6.06.  Reports by Trustee to Holders......................................57
     SECTION 6.07.  Compensation and Indemnity.........................................57
     SECTION 6.08.  Replacement of Trustee.............................................58
     SECTION 6.09.  Successor Trustee by Merger........................................60
     SECTION 6.10.  Appointment of Co-Trustee or Separate Trustee......................60
     SECTION 6.11.  Eligibility; Disqualification......................................61
     SECTION 6.12.  Preferential Collection of Claims Against Issuer...................61
     SECTION 6.13.  Representations and Warranties of the Trustee......................61
     SECTION 6.14.  Servicer's Obligations.............................................62


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

ARTICLE VII Noteholders Lists and Reports..............................................62
     SECTION 7.01.  Note Registrar To Furnish Trustee Names and Addresses
                    to Noteholders.....................................................62
     SECTION 7.02.  Preservation of Information; Communications to Noteholders.........62
     SECTION 7.03.  Reports by Issuer..................................................63
     SECTION 7.04.  Reports by Trustee.................................................63
     SECTION 7.05.  Statements to Noteholders..........................................63

ARTICLE VIII        Trust Accounts, Disbursements and Releases.........................64
     SECTION 8.01.  Collection of Money................................................64
     SECTION 8.02.  Collection Account.................................................64
     SECTION 8.03.  Distributions......................................................64
     SECTION 8.04.  [Reserved].........................................................67
     SECTION 8.05.  Servicing Account..................................................67
     SECTION 8.06.  Residual Account...................................................67
     SECTION 8.07.  Reserve Account....................................................68
     SECTION 8.08.  General Provisions Regarding Servicing Account,
                    Collection Account, Portfolio Expense Account,
                    Residual Account and Reserve Account...............................68
     SECTION 8.09. Portfolio Expense Account...........................................70

ARTICLE IX          Supplemental Indentures............................................71
     SECTION 9.01.  Supplemental Indentures Without Consent of Noteholders.............71
     SECTION 9.02.  Supplemental Indentures With Consent of Noteholders................72
     SECTION 9.03.  Execution of Supplemental Indentures...............................73
     SECTION 9.04.  Effect of Supplemental Indenture...................................74
     SECTION 9.05.  Conformity With Trust Indenture Act................................74
     SECTION 9.06.  Reference in Notes to Supplemental Indentures......................74

ARTICLE X           Redemption of Notes................................................74
     SECTION 10.01.  Redemption........................................................74
     SECTION 10.02.  Form of Redemption Notice.........................................75
     SECTION 10.03.  Notes Payable on Redemption Date..................................75

ARTICLE XI          Miscellaneous......................................................76
     SECTION 11.01.  Compliance Certificates and Opinions, etc.........................76
     SECTION 11.02.  Form of Documents Delivered to Trustee............................78
     SECTION 11.03.  Acts of Noteholders...............................................78
     SECTION 11.04.  Notices, etc., to Trustee, Issuer and Rating Agencies.............79
     SECTION 11.05.  Notices to Noteholders; Waiver....................................79
     SECTION 11.06.  Alternate Payment and Notice Provisions...........................80
     SECTION 11.07.  Conflict with Trust Indenture Act.................................80
     SECTION 11.08.  Effect of Headings and Table of Contents..........................80
     SECTION 11.09.  Successors and Assigns............................................80
     SECTION 11.10.  Severability......................................................81



     SECTION 11.11.  Benefits of Indenture.............................................81
     SECTION 11.12.  Legal Holidays....................................................81
     SECTION 11.13.  Governing Law.....................................................81
     SECTION 11.14.  Counterparts......................................................81
     SECTION 11.15.  Recording of Indenture............................................81
     SECTION 11.16.  No Petition.......................................................81
     SECTION 11.17.  Inspection........................................................81
Testimonium, Signatures and Seals......................................................85



Exhibit A       Form of Depository Agreement
Exhibit B       Form of Monthly Statements to Noteholders
Exhibit C-1     Form of Class A Note
Exhibit C-2     Form of Class B Note
Exhibit C-3     Form of Class C Note
Exhibit C-4     Form of Class D Note

                  INDENTURE, dated as of July 1, 2000, between CONSECO FINANCE LEASE 2000-1, LLC, a limited liability company formed pursuant to the laws of the State of Delaware (the "Issuer"), and Wells Fargo Bank Minnesota, N.A., a national banking association organized and existing under the laws of the United States of America, in its capacity as Trustee (the "Trustee").

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's ____% Lease-Backed Notes, Class A-1 (the "Class A-1 Notes"), ____% Lease-Backed Notes, Class A-2 (the "Class A-2 Notes"), ____% Lease-Backed Notes, Class A-3 (the "Class A-3 Notes"), ____% Lease-Backed Notes, Class A-4 (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), ____% Lease-Backed Notes, Class B (the "Class B Notes"), ____% Lease- Backed Notes, Class C (the "Class C Notes") and ____% Lease-Backed Notes, Class D (the "Class D Notes" and, together with the Class A Notes, the Class B Notes and the Class C Notes, the "Notes"):

                  As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer hereby Grants to the Trustee, on behalf of and for the benefit of the Noteholders to secure the payment and performance of the Secured Obligations, the following (collectively, the "Trust Estate"):

                              GRANTING CLAUSE FIRST

                  All rights, title, interest (including security interests) and privileges of the Issuer, whether now owned or hereafter acquired, whether now existing or hereafter arising and wherever located, in and to:

                  (a) the Leases, including, without limitation, (A) all monies at any time paid or payable thereon or in respect thereof from and after the Initial Cut-Off Date or, in the case of Substitute Leases, the applicable Cut-Off Date, in the form of (1) Scheduled Payments (including those Scheduled Payments due prior to, but not received as of, the Cut-Off Date, but excluding those Scheduled Payments due on or after, but received prior to, the Cut-Off Date), (2) Prepayments, and
         (3) Liquidation Proceeds (including all net proceeds from the disposition of the related Equipment);

                  (b) the Pledged Revenues;

                  (c) all rights of the lessor or the secured party, as the case may be, in all present or future leases and other contracts relating to the Equipment and all revenues, payments, rights to payment, profits, accounts, chattel paper, products and contract rights arising from or related to such Equipment or any use thereof or from any such lease or other contract;

                  (d) all rights of the lessor or secured party, as the case may be, in all Insurance Policies and any other security (other than any ownership interest of the lessor in the Equipment) for the payment of amounts due under the Leases (including all rights, if any, the lessor or the secured party may have against vendors and other third parties for payments of such amounts);

                  (e) all items contained in the related Lease Files and any and all other documents that are kept on file in accordance with Vendor Services's customary procedures relating to the Leases;

                  (f) the Residual Realizations;

                  (g) the Trust Accounts, including amounts on deposit in the Residual Account and Reserve Account;

                  (h) the Insurance, Maintenance and Tax Accounts;

                  (i) the Contribution and Servicing Agreement, including (i) any deemed loan made by the Issuer to the SPC and the security therefor, including the security interest granted by the SPC to the Issuer to secure such deemed loan, as described in Section 2.1(c) of the Contribution and Servicing Agreement, and (ii) the obligation of the SPC pursuant to Section 2.1(a)(i)(3) of the Contribution and Servicing Agreement to cause payment of the Residual Realizations to the Issuer and the security interest in the Equipment granted by the SPC to the Issuer pursuant to Section 2.1(b) of the Contribution and Servicing Agreement;

                  (j) the Transfer Agreement, including (i) any Purchase Amount paid and (ii) any deemed loan made by the SPC to Vendor Services and the security therefor, including the security interest in the Leases and Equipment granted by Vendor Services to the SPC to secure such deemed loan, as described in Section 2.2 of the Transfer Agreement; and

                  (k) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivables, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

                             GRANTING CLAUSE SECOND

                  All other property of every name and nature from time to time hereafter by delivery or by writing of any kind conveyed, pledged, assigned or transferred, as and for additional security hereunder by the Issuer or by anyone in its behalf or with its written consent to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

                  The Trustee, for the benefit of the Holders of the Notes, acknowledges such Grant. The Trustee, on behalf of the Holders of the Notes, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

                                    ARTICLE I

                   Definitions and Incorporation by Reference
                   ------------------------------------------

                  SECTION 1.01. Definitions.

                  All terms defined in the Contribution and Servicing Agreement (as defined below) shall have the same meaning in this Indenture. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

                  "Accounting Date" means, with respect to a Payment Date, the last day of the preceding calendar month.

                  "Act" has the meaning specified in Section 11.03(a).

                  "Additional Principal" with respect to each Payment Date is an amount equal to (a) the Monthly Principal Amount, less (b) the Class A Principal Payment, the Class B Principal Payment, the Class C Principal Payment and the Class D Principal Payment to be paid on such Payment Date.

                  "Additional Servicer Compensation" means the amounts paid to the Servicer (if Vendor Services or an affiliate is no longer the Servicer) pursuant to the Contribution and Servicing Agreement.

                  "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Aggregate Principal Amount" means, as of any date, the aggregate of the Outstanding Principal Amounts of each Class of Notes.

                  "Amount Available" means, with respect to any Payment Date, the sum of (i) the Available Pledged Revenues for such Payment Date, (ii) Servicer Advances, (iii) funds on deposit in the Residual Account, (iv) funds on deposit in the Reserve Account and (v) late charges.

                  "Authorized Officer" means, with respect to the Issuer, any officer of the Issuer who is authorized to act for the Issuer and who is identified on the list of Authorized Officers delivered by the Issuer to the Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  "Available Funds Shortfall" has the meaning specified in
Section 8.06(c).

                  "Available Pledged Revenues" means, with respect to any Payment Date, the sum of (i) those Scheduled Payments due during the related Collection Period and on deposit in the Collection Account as of the immediately preceding Deposit Date, (ii) prepayments and Liquidation Proceeds received by the Servicer during the related Collection Period, (iii) all Purchase Amounts on deposit in the Collection Account as of the immediately preceding Deposit Date,
(iv) the amount paid by the SPC to purchase the Leases pursuant to Section 5.1 of the Contribution and Servicing Agreement on deposit in the Collection Account as of the immediately preceding Deposit Date and (v) all net income from investments of funds in the Collection Account since the preceding Deposit Date.

                  "Available Reserve Amount" means the amount on deposit in the Reserve Account.

                  "Book-Entry Note" means any Note registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

                  "Business Day" means any day (other than a Saturday, Sunday or legal holiday) on which commercial banking institutions in St. Paul, Minnesota, or any other location of any successor Servicer or successor Trustee, are open for regular business.

                  "Class" means, when used with respect to the Notes, all Notes of a given Class.

                  "Class A Notes" means, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

                  "Class A Percentage" is 83.15%.

                  "Class A Principal Payment" means (a) while the Class A-1 Notes are outstanding, (i) on all Payment Dates prior to the August 2001 Payment Date, the lesser of (1) the amount necessary to reduce the Outstanding Principal Amount on the Class A-1 Notes to zero and (2) the Monthly Principal Amount, and
(ii) on the August 2001 Payment Date, the entire Outstanding Principal Amount on the Class A-1 Notes and (b) after the Class A-1 Notes have been paid in full, the amount necessary to reduce the aggregate Outstanding Principal Amount of the Class A Notes to the Class A Target Investor Principal Amount.

                  "Class A Target Investor Principal Amount" means, with respect to each Payment Date, an amount equal to the product of (a) the Class A Percentage and (b) the Lease Pool Principal Balance with respect to such Payment Date.

                  "Class A-1 Interest Carryover Shortfall" means, with respect to any Payment Date, the excess, if any, of the Class A-1 Interest Distributable Amount for the preceding Payment Date over the amount that was actually distributed in respect of interest on the Class A-1 Notes on such preceding Payment Date, plus, to the extent permitted by law, an amount equal to the product of (i) the Class A-1 Interest Rate, (ii) such excess, and (iii) a fraction, the numerator of which is the actual number of days elapsed since the preceding Payment Date (or the Closing Date, in the case of the first Payment
Date) and the denominator of which is 360.

                  "Class A-1 Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-1 Monthly Interest Distributable Amount and the Class A-1 Interest Carryover Shortfall for such Payment Date.

                  "Class A-1 Interest Rate" means _____% per annum.

                  "Class A-1 Monthly Interest Distributable Amount" means, with respect to any Payment Date, an amount equal to the product of (i) the Class A-1 Interest Rate, (ii) the Outstanding Principal Amount of the Class A-1 Notes for such Payment Date (or, in the case of the first Payment Date, the Original Principal Amount of the Class A-1 Notes), and (iii) a fraction, the numerator of which is the actual number of days elapsed since the preceding Payment Date (or the Closing Date, in the case of the first Payment Date) and the denominator of which is 360.

                  "Class A-1 Notes" means the _____% Lease-Backed Notes, Class A-1, substantially in the form of Exhibit C-1.

                  "Class A-1 Stated Maturity Date" means ______________, 2001 (or, if such day is not a Business Day, the next succeeding Business Day thereafter).

                  "Class A-2 Interest Carryover Shortfall" means, with respect to any Payment Date, the excess, if any, of the Class A-2 Interest Distributable Amount for the preceding Payment Date over the amount that was actually distributed in respect of interest on the Class A-2 Notes on such preceding Payment Date, plus, to the extent permitted by law, an amount equal to one-twelfth of the product of (i) the Class A-2 Interest Rate and (ii) such excess.

                  "Class A-2 Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-2 Monthly Interest Distributable Amount and the Class A-2 Interest Carryover Shortfall for such Payment Date.

                  "Class A-2 Interest Rate" means _____% per annum.

                  "Class A-2 Monthly Interest Distributable Amount" means, with respect to any Payment Date other than the first Payment Date, an amount equal to one-twelfth of the product of (i) the Class A-2 Interest Rate and (ii) the Outstanding Principal Amount of the Class A-2 Notes for such Payment Date, and, in the case of the first Payment Date, an amount equal to the product of (i) the Class A-2 Interest Rate, (ii) the Original Principal Amount of the Class A-2 Notes, and (iii) a fraction, the numerator of which is ___ and the denominator of which is 360.

                  "Class A-2 Notes" means the _____% Lease-Backed Notes, Class A-2, substantially in the form of Exhibit C-1.

                  "Class A-2 Stated Maturity Date" means _____________, 2003 (or, if such day is not a Business Day, the next succeeding Business Day thereafter).

                  "Class A-3 Interest Carryover Shortfall" means, with respect to any Payment Date, the excess, if any, of the Class A-3 Interest Distributable Amount for the preceding Payment Date over the amount that was actually distributed in respect of interest on the Class A-3 Notes on such preceding Payment Date, plus, to the extent permitted by law, an amount equal to one-twelfth of the product of (i) the Class A-3 Interest Rate and (ii) such excess.

                  "Class A-3 Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-3 Monthly Interest Distributable Amount and the Class A-3 Interest Carryover Shortfall for such Payment Date.

                  "Class A-3 Interest Rate" means _____% per annum.

                  "Class A-3 Monthly Interest Distributable Amount" means, with respect to any Payment Date other than the first Payment Date, an amount equal to one-twelfth of the product of (i) the Class A-3 Interest Rate and (ii) the Outstanding Principal Amount of the Class A-3 Notes for such Payment Date, and, in the case of the first Payment Date, an amount equal to the product of (i) the Class A-3 Interest Rate, (ii) the Original Principal Amount of the Class A-3 Notes, and (iii) a fraction, the numerator of which is ___ and the denominator of which is 360.

                  "Class A-3 Notes" means the _____% Lease-Backed Notes, Class A-3, substantially in the form of Exhibit C-1.

                  "Class A-3 Stated Maturity Date" means ___________, 2004 (or, if such day is not a Business Day, the next succeeding Business Day thereafter).

                  "Class A-4 Interest Carryover Shortfall" means, with respect to any Payment Date, the excess, if any, of the Class A-4 Interest Distributable Amount for the preceding Payment Date over the amount that was actually distributed in respect of interest on the Class A-4 Notes on such preceding Payment Date, plus, to the extent permitted by law, an amount equal to one-twelfth of the product of (i) the Class A-4 Interest Rate and (ii) such excess.

                  "Class A-4 Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-4 Monthly Interest Distributable Amount and the Class A-4 Interest Carryover Shortfall for such Payment Date.

                  "Class A-4 Interest Rate" means _____% per annum.

                  "Class A-4 Monthly Interest Distributable Amount" means, with respect to any Payment Date other than the first Payment Date, an amount equal to one-twelfth of the product of (i) the Class A-4 Interest Rate and (ii) the Outstanding Principal Amount of the Class A-4 Notes for such Payment Date, and, in the case of the first Payment Date, an amount equal to the product of (i) the Class A-4 Interest Rate, (ii) the Original Principal Amount of the Class A-4 Notes, and (iii) a fraction, the numerator of which is ___ and the denominator of which is 360.

                  "Class A-4 Notes" means the _____% Lease-Backed Notes, Class A-4, substantially in the form of Exhibit C-1.

                  "Class A-4 Stated Maturity Date" means ____________, 2005 (or, if such day is not a Business Day, the next succeeding Business Day thereafter).

                  "Class B Floor" with respect to each Payment Date means (a) 3.875% of the Initial Pool Principal Balance, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the Outstanding Principal Amount of the Class C Notes as of such Payment Date, the Outstanding Principal Amount of the Class D Notes as of such Payment Date and the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date.

                  "Class B Interest Carryover Shortfall" means, with respect to any Payment Date, the excess, if any, of the Class B Interest Distributable Amount for the preceding Payment Date over the amount that was actually distributed in respect of interest on the Class B Notes on such preceding Payment Date, plus, to the extent permitted by law, an amount equal to one-twelfth of the product of (i) the Class B Interest Rate and (ii) such excess.

                  "Class B Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class B Monthly Interest Distributable Amount and the Class B Interest Carryover Shortfall for such Payment Date.

                  "Class B Interest Rate" means _____% per annum.

                  "Class B Monthly Interest Distributable Amount" means, with respect to any Payment Date other than the first Payment Date, an amount equal to one-twelfth of the product of (i) the Class B Interest Rate and (ii) the Outstanding Principal Amount of the Class B Notes for such Payment Date, and, in the case of the first Payment Date, an amount equal to the product of (i) the Class B Interest

Rate, (ii) the Original Principal Amount of the Class B Notes, and (iii) a fraction, the numerator of which is ___ and the denominator of which is 360.

                  "Class B Notes" means the _____% Lease-Backed Notes, Class B, substantially in the form of Exhibit C-2.

                  "Class B Percentage" is 5.158%.

                  "Class B Principal Payment" shall equal (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class B Notes to the greater of the Class B Target Investor Principal Amount and the Class B Floor.

                  "Class B Stated Maturity Date" means ____________, 2005 (or, if such day is not a Business Day, the next succeeding Business Day thereafter).

                  "Class B Target Investor Principal Amount" with respect to each Payment Date is an amount equal to the product of (a) the Class B Percentage and (b) the Lease Pool Principal Balance with respect to such Payment Date.

                  "Class C Floor" with respect to each Payment Date means (a) 2.35% of the Initial Pool Principal Balance, plus (b) the Cumulative Loss Amount with respect to such Payment Date minus (c) the sum of the Outstanding Principal Amount of the Class D Notes as of such Payment Date and the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date; provided that if the Outstanding Principal Amount of the Class B Notes is equal to the Class B Floor on such Payment Date, the Class C Floor will equal the Outstanding Principal Amount of the Class C Notes on such Payment Date.

                  "Class C Interest Carryover Shortfall" means, with respect to any Payment Date, the excess, if any, of the Class C Interest Distributable Amount for the preceding Payment Date over the amount that was actually distributed in respect of interest on the Class C Notes on such preceding Payment Date, plus, to the extent permitted by law, an amount equal to one-twelfth of the product of (i) the Class C Interest Rate and (ii) such excess.

                  "Class C Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class C Monthly Interest Distributable Amount and the Class C Interest Carryover Shortfall for such Payment Date.

                  "Class C Interest Rate" means _____% per annum.

                  "Class C Monthly Interest Distributable Amount" means, with respect to any Payment Date other than the first Payment Date, an amount equal to one-twelfth of the product of (i) the Class C Interest Rate and (ii) the Outstanding Principal Amount of the Class C Notes for such Payment Date, and, in the case of the first Payment Date, an amount equal to the product of (i) the Class C Interest Rate, (ii) the Original Principal Amount of the Class C Notes, and (iii) a fraction, the numerator of which is ___ and the denominator of which is 360.

                  "Class C Notes" means the _____% Lease-Backed Notes, Class C, substantially in the form of Exhibit C-3.

                  "Class C Percentage" is 5.158%.

                  "Class C Principal Payment" shall equal (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class C Notes to the greater of the Class C Target Investor Principal Amount and the Class C Floor.

                  "Class C Stated Maturity Date" means ___________, 2005 (or, if such day is not a Business Day, the next succeeding Business Day thereafter).

                  "Class C Target Investor Principal Amount" with respect to each Payment Date is an amount equal to the product of (a) the Class C Percentage and (b) the Lease Pool Principal Balance with respect to such Payment Date.

                  "Class D Floor" with respect to each Payment Date means (a) 1.6% of the Initial Pool Principal Balance, plus (b) the Cumulative Loss Amount with respect to such Payment Date minus (c) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date; provided that if the Outstanding Principal Amount of the Class C Notes is equal to the Class C Floor on such Payment Date, the Class D Floor will equal the Outstanding Principal Amount of the Class D Notes of the Class D Notes on such Payment Date.

                  "Class D Interest Carryover Shortfall" means, with respect to any Payment Date, the excess, if any, of the Class D Interest Distributable Amount for the preceding Payment Date over the amount that was actually distributed in respect of interest on the Class D Notes on such preceding Payment Date, plus, to the extent permitted by law, an amount equal to one-twelfth of the product of (i) the Class D Interest Rate and (ii) such excess.

                  "Class D Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class D Monthly Interest Distributable Amount and the Class D Interest Carryover Shortfall for such Payment Date.

                  "Class D Interest Rate" means _____% per annum.

                  "Class D Monthly Interest Distributable Amount" means, with respect to any Payment Date other than the first Payment Date, an amount equal to one-twelfth of the product of (i) the Class D Interest Rate and (ii) the Outstanding Principal Amount of the Class D Notes for such Payment Date, and, in the case of the first Payment Date, an amount equal to the product of (i) the Class D Interest Rate, (ii) the Original Principal Amount of the Class D Notes, and (iii) a fraction, the numerator of which is ___ and the denominator of which is 360.

                  "Class D Notes" means the _____% Lease-Backed Notes, Class D, substantially in the form of Exhibit C-4.

                  "Class D Percentage" is 6.534%.

                  "Class D Principal Payment" shall equal (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class D Notes to the greater of the Class D Target Investor Principal Amount and the Class D Floor.

                  "Class D Stated Maturity Date" means ___________, 2008 (or, if such day is not a Business Day, the next succeeding Business Day thereafter).

                  "Class D Target Investor Principal Amount" with respect to each Payment Date is an amount equal to the product of (a) the Class D Percentage and (b) the Lease Pool Principal Balance with respect to such Payment Date.

                  "Closing Date" means August ___, 2000.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  "Collection Account" means the Eligible Account or Accounts established and maintained by the Trustee in accordance with Section 8.02.

                  "Collection Period" means, with respect to any Payment Date, the calendar month preceding the month in which such Payment Date occurs (such calendar month being referred to as the "related" Collection Period with respect to such Payment Date). With respect to an Accounting Date, the Collection Period in which such Accounting Date occurs is referred to herein as the "related" Collection Period with respect to such Accounting Date.

                  "Conseco" means Conseco Finance Corporation, a Delaware corporation.

                  "Contribution and Servicing Agreement" means the Contribution and Servicing Agreement, dated as of July 1, 2000, among the SPC, the Servicer, the Trustee and the Issuer.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at date of the execution of this Agreement is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Corporate Trust Administration, Structured Finance; or at such other address as the Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Noteholders and the Issuer).

                  "Cumulative Loss Amount" means, with respect to each Payment Date, an amount equal to the excess, if any, of (a) the total of (i) the Aggregate Principal Amount for such Payment Date, minus (ii) the lesser of (A) the Monthly Principal Amount and (B) the Amount Available remaining after the payment of amounts owing to the Servicer (other than the Servicing Fee to the extent that Vendor Services is the Servicer), the Trustee (to the extent senior to payments on the Notes) and in respect of interest on the Notes on such Payment Date, over (b) the Lease Pool Principal Balance with respect to such Payment Date.

                  "Cumulative Loss Percentage" means, with respect to each Payment Date, the percentage equivalent of a fraction (a) the numerator of which is an amount equal to the Discounted Present Value of all Leases that have become Liquidated Leases since the Initial Closing Date, less any recoveries received by the Issuer in respect thereof and (b) the denominator of which is the Initial Pool Principal Balance.

                  "Cut-Off Date" means the Initial Cut-Off Date or, in the case of a Substitute Lease, the first day of the month of transfer to the Issuer.

                  "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Definitive Notes" means any Note evidenced by a definitive, fully registered Note and any Note issued in lieu of a Book-Entry Note pursuant to Section 2.11.

                  "Delinquent Lease" means, as of any Determination Date, any Lease (other than a Lease that became a Liquidated Lease prior to such Determination Date) with respect to which the Obligor has failed to make a required Scheduled Payment in an amount equal to at least 90% of the required Scheduled Payment within 30 days of the due date.

                  "Deposit Date" means, with respect to any Collection Period, the Business Day immediately preceding the related Determination Date.

                  "Depository" means the initial Depository, The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Class A Notes, the Class B Notes and the Class C Notes as of the Closing Date, and any permitted successor depository. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Minnesota UCC.

                  "Depository Agreement" means the agreement among the Issuer, the Trustee and The Depository Trust Company, as the initial Depository, dated as of the Closing Date, relating to the Notes, substantially in the form of Exhibit A.

                  "Depository Participant" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date" means, with respect to any Collection Period, the first Business Day immediately preceding the related Payment Date.

                  "Eligible Account" means (i) an account maintained at an Eligible Institution; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee, which depository institution or trust company (or, if such depository institution or trust company is a subsidiary of a bank holding company, such bank holding company) shall have capital and surplus of not less than $50,000,000 and the securities of such depository institution or trust company (or, if such depository institution or trust company is a subsidiary of a bank holding company and has no securities which are rated, the securities of such bank holding company) shall have a credit rating from each of the Rating Agencies (if rated by such Rating Agency) in one of its generic credit rating categories which signifies investment grade; or (iv) an account that will not cause any Rating Agency to downgrade or withdraw its then-current rating assigned to the Notes, as confirmed in writing by such Rating Agency.

                  "Eligible Institution" means any depository institution (which may be the Trustee or an Affiliate of the Trustee) organized under the laws of the United States or any state, the deposits of which are insured to the full extent permitted by law by the Bank Insurance Fund of the FDIC, which is subject to supervision and examination by federal or state authorities and whose short-term deposits, commercial paper or other short-term debt obligations have a credit rating that is acceptable to each of the Rating Agencies.

                  "Eligible Investments" means any one or more of the following types of investments:

                  (i) direct obligations of, and obligations fully guaranteed as to timely receipt of principal and interest by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (ii) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Trustee or any Affiliate of the Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, the short-term deposits, commercial paper or other short-term debt obligations of such depository institution or trust company are rated at least A-1+ by S&P and P-1 by Moody's;

                  (iii) shares of an investment company registered under the Investment Company Act of 1940, whose shares are registered under the Securities Act of 1933, as amended, and have the highest credit rating then available from Moody's and are rated AAAm or AAAm-G by S&P and whose only investments are in securities described in clauses (i) and
         (ii) above and (iv) below;

                  (iv) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(A) above;

                  (v) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment, have a credit rating of at least AAA from S&P and Aaa from Moody's;

                  (vi) commercial paper having a rating of at least A-1+ by S&P and P-1 by Moody's at the time of such investment;

                  (vii) investments in money market funds rated in the highest rating category by each of S&P and Moody's; and

                  (viii) any other investment which will not cause any Rating Agency to downgrade or withdraw its then-current rating assigned to the Notes, as confirmed in writing by such Rating Agency.

Eligible Investments may be purchased by or through the Trustee or any of its Affiliates.

                  "Equipment" means the property which is leased pursuant to a Lease, or which otherwise provides security for the payment of amounts payable thereunder.

                  "Event of Default" has the meaning specified in Section 5.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, any Responsible Officer, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

                  "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Trust Estate or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Trust Estate and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

                  "Indebtedness" means, with respect to any Person at any time,
(a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

                  "Indenture" means this Indenture as amended or supplemented from time to time.

                  "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the SPC, the Servicer and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the SPC, the Servicer or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the SPC, the Servicer or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "Independent Certificate" means a certificate or opinion to be delivered to the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  "Initial Cut-Off Date" means July 1, 2000.

                  "Initial Pool Principal Balance" is $614,154,373.70.

                  "Interest Rate" means the Class A-1 Interest Rate, the Class A-2 Interest Rate, the Class A-3 Interest Rate, the Class A-4 Interest Rate, the Class B Interest Rate, the Class C Interest Rate and the Class D Interest Rate, as applicable.

                  "Issuer" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

                  "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

                  "Lease Pool Principal Balance" means, with respect to any Payment Date, the sum of the Principal Balances (computed as of the related Accounting Date) for all Leases.

                  "Leases" means the lease contracts listed on the Schedule of Leases.

                  "Lien" means any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind, including tax liens, mechanics' liens and any liens that attach by operation of law.

                  "Liquidated Lease" means, with respect to any Collection Period, (i) a Lease which, during such Collection Period, was charged off as uncollectible by the Servicer in accordance with its credit and collection policies and procedures (which shall be no later than the date as of which the Servicer has repossessed and disposed of the related Equipment and otherwise collected all proceeds (including any proceeds of insurance to be applied as described in Section 3.4(c)(ii) of the Contribution and Servicing Agreement) which, in the Servicer's reasonable judgment, can be collected under such Lease) following a default thereunder or upon damage to or destruction of such Equipment (if such Equipment is not to be replaced in accordance with Section 3.4(c)(i) of the Contribution and Servicing Agreement), or (ii) a Lease as to which, during such Collection Period, 10% or more of a Scheduled Payment shall have become 180 days delinquent.

                  "Liquidation Proceeds" means all amounts received by the Servicer (i) in connection with the liquidation of any Lease and disposition of the related Equipment or (ii) as insurance proceeds with respect to any damaged or destroyed Equipment to be applied as described in Section 3.4(c)(ii) of the Contribution and Servicing Agreement, in each case net of (a) reasonable out-of-pocket expenses incurred by or on behalf of the Servicer in connection with the collection of such Lease and the maintenance, repossession, repair, storage and disposition of the related Equipment (including taxes and insurance charges, to the extent in excess of amounts available therefor and relating to such Lease in the Insurance, Maintenance and Tax Accounts, as well as attorneys'
fees) and (b) amounts that are required to be refunded to the Obligor on such Lease; provided, however, that the Liquidation Proceeds with respect to any Lease and disposition of the related Equipment shall in no event be less than zero.

                  "Minnesota UCC" means the UCC as in effect in the State of Minnesota from time to time.

                  "Monthly Delinquency Percentage" means, with respect to any Payment Date, the percentage equivalent of a fraction (a) the numerator of which is the Principal Balance of the Delinquent Leases determined as of the related Accounting Date and (b) the denominator of which is the Lease Pool Principal Balance as of such Payment Date.

                  "Monthly Loss Percentage" means, with respect to any Payment Date, the percentage equivalent of a fraction (a) the numerator of which is the Principal Balance of all Leases that have become Liquidated Leases during the preceding Collection Period less Liquidation Proceeds and (b) the denominator of which is the Lease Pool Principal Balance on the first day of such preceding Collection Period.

                  "Monthly Principal Amount" means, with respect to any Payment Date, the excess, if any, of (i) the sum of the Aggregate Principal Amount for such Payment Date, over (ii) the Lease Pool Principal Balance with respect to such Payment Date.

                  "Monthly Servicer Realization Percentage" means, with respect to any Payment Date, the percentage equivalent of a fraction (a) the numerator of which is the aggregate cumulative amount of

Residual Realizations collected on all Leases as to which the Servicer determined during the related Collection Period that all Residual Realizations to be received with respect to the related Equipment have been collected and (b) the denominator of which is equal to the aggregate Book Value with respect to such Leases.

                  "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

                  "Nonrecoverable Servicer Advance" means any Servicer Advance previously made by the Servicer which the Servicer has determined based on its sole discretion will not be reimbursed from recoveries on the Lease with respect to which the Servicer Advance was made.

                  "Note" means a Class A-1 Note, Class A-2 Note, Class A-3 Note, Class A-4 Note, Class B Note, Class C Note or Class D Note, as applicable.

                  "Note Majority" means Holders representing a majority of the Outstanding Principal Amount of each Class of the Notes then Outstanding.

                  "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Depository, or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant, in each case in accordance with the rules of such Depository) and with respect to any Definitive Notes, the Holder.

                  "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04.

                  "Notes" means the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes.

                  "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to the Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

                  "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer or the Servicer and which shall comply with any applicable requirements of Section 11.01.

                  "Original Principal Amount" means (i) with respect to the Class A-1 Notes, $____________, (ii) with respect to the Class A-2 Notes, $____________, (iii) with respect to the

Class A-3 Notes, $____________, (iv) with respect to the Class A-4 Notes, $____________, (v) with respect to the Class B Notes, $____________, (vi) with respect to the Class C Notes, $____________, and (vii) with respect to the Class D Notes, $____________.

                  "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee, has been made); and

                  (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Related Document, Notes owned by the Issuer, any other obligor upon the Notes, the SPC or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the SPC or any Affiliate of any of the foregoing Persons.

                  "Outstanding Amount" means the Aggregate Principal Amount of the Notes, or the Outstanding Principal Amount of a Class of Notes, as applicable, Outstanding at the date of determination.

                  "Outstanding Principal Amount" means, as of any date, when used with respect to a Class of Notes, the Original Principal Amount of such Class, less all distributions previously made to such Class in respect of principal (before giving effect to distributions of principal made on such date).

                  "Paying Agent" means the Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 6.11 and is authorized by the Issuer to make the distributions from the Collection Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

                  "Payment Date" means the twentieth day of each calendar month (or, if such twentieth day is not a Business Day, the next succeeding Business
Day), commencing on August 21, 2000; provided, that if the Class A-1 Notes have not been paid in full on or before the Payment Date in __________ 2001, the Payment Date in __________ 2001 for the Class A-1 Notes will be _____________, 2001.

                  "Performing Lease" means, as of any Determination Date, any Lease with respect to which the Obligor has paid all payments then due.

                  "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "Pledged Revenues" means (i) all Scheduled Payments on the Leases received on or after the Cut-Off Date and due during the term of the Leases without giving effect to end-of-term extensions or renewals thereof (including all Scheduled Payments due prior to, but not received as of, the Cut-Off Date, but excluding any Scheduled Payments due on or after, but received prior to, the Cut-Off Date); (ii) any Prepayments of Scheduled Payments received on or after the Cut-Off Date; (iii) the Purchase Amount of any Leases purchased by Vendor Services in accordance with Section 2.6 of the Contribution and Servicing Agreement (to the extent Vendor Services has not delivered Substitute Leases); (iv) the amount paid by the SPC to repurchase the Leases pursuant to
Section 5.1 of the Contribution and Servicing Agreement; (v) all Liquidation Proceeds received in respect of any Leases and the related Equipment on or after the Cut-Off Date; and (vi) any earnings on the investment of amounts credited to the Collection Account.

                  "Portfolio Expense Account" means the account designated as such in, and established and maintained pursuant to Section 8.09.

                  "Portfolio Expense Account Deposit" means the amount deposited in the Portfolio Expense Account pursuant to Section 8.09.

                  "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "Prepayment" means, with respect to any Collection Period for any Lease, a voluntary prepayment during such Collection Period of amounts due and owing under such Lease.

                  "Principal Balance" means, as of any Accounting Date,

                  (1) in the case of any Lease that does not by its terms permit prepayment or early termination, the present value of the unpaid Scheduled Payments due on such Lease after such last day of the Collection Period (excluding all Scheduled Payments due on or prior to, but not received as of, such last day, as well as any Scheduled Payments due after such last day and received on or prior thereto), after giving effect to any Prepayments received on or prior to such last day, discounted monthly (assuming, for purposes of such calculation, that each Scheduled Payment is due on the last day of the applicable Collection Period) at the rate of _____% per annum;

                  (2) in the case of any Lease that permits prepayment or early termination only upon payment of a premium that is at least equal to the present value (calculated in the manner described in clause (1) above) of the unpaid Scheduled Payments due on such Lease after the date of such prepayment, the amount specified in clause (1) above; and

                  (3) in the case of any Lease that permits prepayment or early termination without payment of a premium at least equal to the amount specified in clause (2) above, the lesser of (a) the outstanding principal balance of such Lease after giving effect to Scheduled Payments due on or prior to such last day of the Collection Period, whether or not received, as well as any Prepayments, and any Scheduled Payments due after such last day, received on or prior to such last day, and (b) the amount specified in clause (1) above;

provided that, for purposes of computing the Monthly Principal Amount for a given Payment Date (as well as all Payment Dates thereafter), the Principal Balance of any Lease which became a Liquidated Lease during the related Collection Period or was required to be purchased by Vendor Services as of the last day of the related Collection Period in accordance with Section 2.6, will be deemed to be zero on and after the last day of such Collection Period.

                  "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

                  "Purchase Amount" means, with respect to a Lease and related Equipment required to be purchased by Vendor Services in accordance with Section
2.6 of the Contribution and Servicing Agreement, the sum of (i) the Required Payoff Amount for such Lease as of the Accounting Date on which such obligation to so purchase arises, plus (ii) the Book Value (if any) of the related Equipment.

                  "Purchased Lease" means, as of any Deposit Date, any Lease which Vendor Services has purchased (or substituted a Substitute Lease for) as of the related Accounting Date, as required by Section 2.6 of the Contribution and Servicing Agreement.

                  "Rating Agency" means each of S&P and Moody's, so long as such Persons maintain a rating on the Notes; and, if neither S&P nor Moody's maintains a rating on the Notes, such other nationally recognized statistical rating organization, if any, selected by the SPC.

                  "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof and that each of the Rating Agencies shall have notified the Issuer, the Servicer, the Trustee, and the SPC in writing that such action will not result in a reduction, qualification or withdrawal of the then-current rating of the Notes.

                  "Record Date" means, with respect to a Payment Date or Redemption Date, the close of business on the last Business Day immediately preceding such Payment Date or Redemption Date (so long as the Notes are Book-Entry Notes), or the last day of the prior calendar month (if Definitive Notes have been issued).

                  "Redemption Date" means, in the case of a redemption of the Notes pursuant to Section 10.01, the Payment Date specified by the Servicer or the Issuer pursuant to Section 10.01.

                  "Redemption Price" means, in the case of a redemption of the Notes pursuant to Section 10.01, an amount equal to the principal amount of the Notes redeemed plus accrued and unpaid interest on the principal amount of each Class of Notes at the respective Interest Rate for each such Class of Notes being so redeemed to but excluding the Redemption Date.

                  "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

                  "Related Documents" means the Notes, the Contribution and Servicing Agreement, the Transfer Agreement, the Depository Agreement and the underwriting agreements between the SPC, the Issuer and the underwriters of the Notes. The Related Documents executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

                  "Remaining Available Funds Shortfall" has the meaning specified in Section 8.07.

                  "Required Payments" has the meaning specified in Section 8.06(c).

                  "Required Payoff Amount" means, with respect to any Collection Period for any Lease, the sum of (i) the Scheduled Payment due in such Collection Period, together with any Scheduled Payments due in prior Collection Periods but not yet received, plus (ii) the Principal Balance of such

Lease (after taking into account the Scheduled Payment due in such Collection Period, whether or not received).

                  "Required Reserve Amount" means the lesser of (a) 3.25% of the Initial Pool Principal Balance and (b) the Outstanding Principal Amount of the Notes.

                  "Reserve Account" means the account designated as such in, and established and maintained pursuant to, Section 8.07.

                  "Reserve Account Initial Deposit" means $____________.

                  "Residual Account" means the account designated as such in, and established and maintained pursuant to, Section 8.06.

                  "Residual Event" means the occurrence of one or more of the following:

                  (a) Vendor Services is no longer the Servicer;

                  (b) with respect to the September 2000 Collection Period and each Collection Period thereafter, the Three-Month Servicer Realization Percentage calculated on any Determination Date is less than 100%;

                  (c) with respect to the September 2000 Collection Period and each Collection Period thereafter, the Three-Month Delinquency Percentage is greater than 6.0%;

                  (d) with respect to the August 2000 Collection Period and each Collection Period thereafter, the Three-Month Loss Percentage is greater than 4.0%;

                  (e) on any Payment Date occurring since the Closing Date to and including the July 2001 Collection Period, the Cumulative Loss Percentage is greater than 4.0%;

                  (f) on any Payment Date occurring from the July 2001 Collection Period to and including the July 2002 Collection Period, the Cumulative Loss Percentage is greater than 5.0%; or

                  (g) on any Payment Date occurring after the July 2002 Collection Period, the Cumulative Loss Percentage is greater than 6.0%;

provided, however, that the Residual Event referred to in

                  (I) clause (b) may be cured if the Three-Month Servicer Realization Percentage is greater than or equal to 100% for three consecutive months thereafter;

                  (II) clause (c) may be cured if the Three Month Delinquency Percentage for any Collection Period thereafter is less than or equal to 5.5%;

                  (III) clause (d) may be cured if the Three Month Loss Percentage for any Collection Period thereafter is less than or equal to 3.5%; and

                  (IV) clauses (e), (f) or (g) may be cured if the Cumulative Loss Percentage for any Collection Period falling within the time frame specified in such subsection and which follows the occurrence of any Residual Event thereunder is less than or equal to the percentage specified in such subsection less 0.5%.

                  "Residual Realizations" means cash flows realized from the sale or re-lease of the Equipment following the scheduled expiration dates or voluntary early termination of the Leases, other than Equipment subject to (i) Liquidated Leases or (ii) Prepaid Leases for which Vendor Services has delivered a Substitute Lease in accordance with Section 9.2 of the Contribution and Servicing Agreement.

                  "Responsible Officer" means, with respect to the Trustee, any officer of the Trustee assigned by the Trustee to administer its corporate trust affairs relating to the Trust Estate.

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

                  "Schedule of Leases" means, collectively, the schedules of Leases (which shall be made available to the parties to the Contribution and Servicing Agreement on a computer disk or other data storage medium) attached to the Contribution and Servicing Agreement as (or described in) Exhibit A, as the same may be revised from time to time in accordance with the Contribution and Servicing Agreement.

                  "Scheduled Payment" means, with respect to any Collection Period for any Lease during the Original Term of such Lease, the scheduled payment or payments due under such Lease in such Collection Period (other than those portions of such payments which, under such Lease, are to be (i) applied by the Servicer to the payment of insurance charges, maintenance, taxes and other similar obligations, (ii) retained by the Servicer in payment of Administrative Fees, or (iii) are late payments as to which Servicer Advances were made on a Payment Date), received on or after the Cut-Off Date and due during the term of the Leases, without giving effect to end-of-term extensions or renewals thereof.

                  "Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Trustee for the benefit of the Noteholders under this Indenture.

                  "Servicing Account" means the Eligible Account or Accounts established and maintained pursuant to Section 8.05.

                  "SPC" means Green Tree Lease Finance II, Inc., a Minnesota corporation.

                  "State" means any one of the 50 states of the United States of America or the District of Columbia.

                  "Stated Maturity Date" means the Class A-1 Stated Maturity Date, the Class A-2 Stated Maturity Date, the Class A-3 Stated Maturity Date, the Class A-4 Stated Maturity Date, the Class B Stated Maturity Date, the Class C Stated Maturity Date and the Class D Stated Maturity Date, as appropriate.

                  "Termination Date" means the date on which the Trustee shall have received payment and performance of all Secured Obligations.

                  "Three-Month Delinquency Percentage" means, with respect to any Payment Date, the percentage equivalent of fraction, (a) the numerator of which is the sum of the Monthly Delinquency Percentage for such Payment Date and the two immediately preceding Payment Dates and (b) the denominator of which is three.

                  "Three-Month Loss Percentage" means, with respect to any Payment Date, the percentage equivalent of a fraction, (a) the numerator of which is the sum of the Monthly Loss Percentage for such Payment Date and the two immediately preceding Payment Dates and (b) the denominator of which is three.

                  "Three-Month Servicer Realization Percentage" means, with respect to any Payment Date, the percentage equivalent of a fraction, (a) the numerator of which is the sum of the Monthly Servicer Realization Percentage for such Payment Date and the two immediately preceding Payment Dates and (b) the denominator of which is three.

                  "Transfer Agreement" means the Transfer Agreement, dated as of July 1, 2000, between Vendor Services and the SPC.

                  "Trust Accounts" means the Servicing Account, the Collection Account, the Residual Account and the Reserve Account, and such other accounts as may be established in the name of the Issuer or the Trustee pursuant to the Contribution and Servicing Agreement.

                  "Trust Estate" means the Trust Estate as described in the Granting Clauses hereof.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended, as in force on the date hereof, unless otherwise specifically provided.

                  "Trustee" means Wells Fargo Bank Minnesota, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee under this Indenture, or any successor Trustee under this Indenture.

                  "Trustee Fee" means the amount paid to the Trustee pursuant to
Section 8.03(i) and equals 0.015% per annum with a minimum of $2,500 per month.

                  "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

                  "Vendor Services" means Conseco Finance Vendor Services Corporation, a Minnesota corporation.

                  SECTION 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                  SECTION 1.03. Rules of Construction. Unless otherwise specified:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including without limitation;

                  (v) words in the singular include the plural and words in the plural include the singular; and

                  (vi) references to Sections, Subsections, Schedules and Exhibits shall refer to such portions of this Indenture.

                  Unless the context shall clearly indicate otherwise, or may otherwise require, in this Indenture the terms "herein," "hereunder," "hereby," "hereto," "hereof" and any similar terms refer to this Indenture as a whole and not to any particular article, section or subdivision hereof.


                                   ARTICLE II

                                    The Notes

                  SECTION 2.01. Form. Each Class of Class A Notes, Class B Notes, Class C Notes and Class D Notes, in each case together with the Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits C-1, C-2, C-3 and C-4, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                  The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                  The terms of the Notes set forth in Exhibits C-1, C-2, C-3 and C-4 are part of the terms of this Indenture.

                  SECTION 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  The Trustee shall upon receipt of an Issuer Order authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $_____________, Class A-2 Notes for original issue in an aggregate principal amount of $_____________, Class A-3 Notes for original issue in an aggregate principal amount of $_____________, Class A-4 Notes for original issue in an aggregate principal amount of $_____________, Class B Notes for original issue in an aggregate principal amount of $_____________, Class C Notes in an aggregate principal amount of $_____________ and Class D Notes in an aggregate principal amount of $_____________. The aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes outstanding at any time may not exceed such respective amounts except as provided in Section 2.05.

                  Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $10,000 and in integral multiples of $1 in excess thereof.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  SECTION 2.03. Temporary Notes. Pending the preparation of definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

                  SECTION 2.04. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Trustee shall be the initial "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Issuer may revoke the appointment of, and remove, any Note Registrar if the Issuer determines in its sole discretion that such Note Registrar failed to perform its obligations under this Indenture in any material respect. Any Note Registrar shall be permitted to resign as Note Registrar upon 30 days' notice to the Issuer and, if the Note Registrar is not the Trustee, to the Trustee; provided, however, that such resignation shall not be effective and such Note Registrar shall continue to perform its duties as Note Registrar until the Issuer has appointed a successor Note Registrar or elected to assume such duties. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

                  If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

                  Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Trustee shall authenticate and the Noteholder shall obtain from the Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

                  At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and the Noteholder shall obtain from the Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in a "signature guarantee program" determined by the Note Registrar in accordance with the Exchange Act, and such other documents as the Trustee may require.

                  No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 9.06 not involving any transfer.

                  The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

                  SECTION 2.05. Mutilated, Destroyed, Lost or Stolen Notes. If
(i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Trustee such security or indemnity as may be required by the Trustee to hold the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

                  Upon the issuance of any replacement Note under this Section, the Issuer or the Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee or the Note Registrar) connected therewith.

                  Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.06. Person Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

                  SECTION 2.07. Payment of Principal and Interest; Defaulted Interest.

                  (a) The Notes shall accrue interest as provided in the forms of the Class A Notes, the Class B Note, the Class C Note and the Class D Note set forth in Exhibits C-1, C-2, C-3 and C-4, respectively, and such interest shall be payable on each Payment Date as specified therein, subject to Section
3.01. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.11, with respect to Notes registered on the Record Date in the name of the nominee of the Depository, payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date, which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

                  (b) The principal of each Note shall be payable in installments on each Payment Date as provided in the forms of the Class A Notes, the Class B Note, the Class C Note and the Class D Note set forth in Exhibits C-1, C-2, C-3 and C-4, respectively. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Notes have been declared immediately due and payable in the manner provided in Section 5.02. All principal payments on a Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

                  SECTION 2.08. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it, provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Trustee.

                  SECTION 2.09. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Each such Note shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in
Section 2.11. Unless and until Definitive Notes have been issued to Note Owners pursuant to Section 2.11:

                  (i) the provisions of this Section shall be in full force and effect;

                  (ii) the Note Registrar and the Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

                  (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                  (iv) the rights of Note Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Note Owners and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.11, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Trustee.

                  SECTION 2.10. Notices to Depository. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to
Section 2.11, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository and shall have no obligation to the Note Owners.

                  SECTION 2.11. Definitive Notes. If (i) the SPC advises the Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities with respect to the Notes, and the SPC is unable to locate a qualified successor, (ii) the SPC at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, a Note Majority advises the Trustee and the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Note Owners, then the Depository shall notify all Note Owners and the Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Trustee of the Note or Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee or a Paying Agent (if other than the Trustee), to the extent applicable with respect to such Definitive Notes, and the Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

                  SECTION 2.12. Calculations. Interest on the Class A-1 Notes will be calculated on the basis of actual days elapsed in a year of 360 days. All calculations of the amount of interest accrued on the Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Notes, and all calculations of the amount of the Servicing Fee, shall be made on the basis of a 360-day year consisting of twelve 30- day months.


                                   ARTICLE III

                                    Covenants
                                    ---------

                  SECTION 3.01. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the Collection Account on a Payment Date in accordance with Section 8.03. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

                  SECTION 3.02. Maintenance of Office or Agency. The Issuer will maintain in the City of St. Paul, Minnesota, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

                  SECTION 3.03. Money for Payments To Be Held in Trust. As provided in Section 8.03, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account pursuant to Section 8.03(b) shall be made on behalf of the Issuer by the Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account for payments of Notes shall be paid over to the Issuer.

                  On or before the Business Day preceding each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Collection Account an aggregate sum sufficient to pay the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Trustee) shall promptly notify the Trustee of its action or failure so to act.

                  The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Trustee notice of any default (of which it has actual knowledge) by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to escheat of funds, any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and upon Issuer Request shall be deposited by the Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in St. Paul, Minnesota, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer. The Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Paying Agent, at the last address of record for each such Holder).

                  SECTION 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Leases and each other instrument or agreement included in the Trust Estate.

                  SECTION 3.05. Protection of Trust Estate. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Trustee to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trustee, for the benefit of the Noteholders, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

                  (i) grant more effectively all or any portion of the Trust Estate;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trustee for the benefit of the Trustee created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Leases and each other instrument or agreement included in the Trust Estate;

                  (v) preserve and defend title to the Trust Estate and the rights of the Trustee in such Trust Estate against the claims of all persons and parties; or

                  (vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section 3.05.

                  SECTION 3.06. Opinions as to Trust Estate.

                  (a) On the Closing Date, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, for the benefit of the Trustee, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) On or before April 30 in each calendar year, beginning in 2001, the Issuer shall furnish to the Trustee an Opinion of Counsel with respect to each jurisdiction in which the Leases are located or a Uniform Commercial Code financing statement has been filed by the Servicer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re- recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the first priority lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

                  SECTION 3.07. Performance of Obligations; Servicing of Leases.

                  (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Contribution and Servicing Agreement or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Related Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Contribution and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as expressly provided herein, the Issuer shall not waive, amend, modify, supplement or terminate any of its Related Documents or any provision thereof without the consent of the Trustee or a Note Majority.

                  (d) If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event under the Contribution and Servicing Agreement, the Issuer shall promptly notify the Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect of such default. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Contribution and Servicing Agreement with respect to the Leases, the Issuer shall take all reasonable steps available to it to remedy such failure.

                  (e) Upon any termination of the Servicer's rights and powers pursuant to the Contribution and Servicing Agreement, the Issuer shall promptly notify the Rating Agencies.

                  (f) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the SPC of their respective duties under the Related Documents if the effect thereof would adversely affect the Holders of the Notes.

                  SECTION 3.08. Negative Covenants. Until the Termination Date, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Trustee;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (iii) dissolve or liquidate in whole or in part;

                  (iv) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby;

                  (v) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien in favor of the Trustee created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on the Equipment and arising solely as a result of an action or omission of the related Obligor);

                  (vi) permit the lien in favor of the Trustee created by this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien described in clause
         (v) above) security interest in the Trust Estate; or

                  (vii) amend, modify or fail to comply with the provisions of the Related Documents without the prior written consent of the Trustee.

                  SECTION 3.09. Annual Statement as to Compliance. The Issuer will deliver to the Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 2000), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

                  (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

                  SECTION 3.10. Issuer May Consolidate or Merge Only on Certain Terms.

                  (a) The Issuer shall not consolidate or merge with or into any other Person, unless

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form and substance satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Related Document on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Trustee to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                  (v) any action as is necessary to maintain the lien and security interest created in favor of the Trustee by this Indenture shall have been taken;

                  (vi) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (a)(v) of this Section or state that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been compiled with (including any filing required by the Exchange Act); and

                  (vii) the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

                  (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person (except as expressly permitted by the Indenture or the Contribution and Servicing Agreement), unless

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form and substance satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each Related Document on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Trustee to the effect that such transaction will not have any material adverse tax consequence to the Trust or any Noteholder;

                  (v) any action as is necessary to maintain the lien and security interest created in favor of the Trustee by this Indenture shall have been taken;

                  (vi) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (b)(v) of this Section or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

                  (vii) the Person acquiring by conveyance or transfer the properties or assets of the Issuer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

                  SECTION 3.11. Successor or Transferee.

                  (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee stating that the Issuer is to be so released.

                  SECTION 3.12. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Leases and the related Equipment in the manner contemplated by this Indenture and the Related Documents and activities incidental thereto.

                  SECTION 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the Related Documents. The proceeds of the Notes shall be used exclusively to fund the Depositor's purchase of the Leases and the other assets specified in the Contribution and Servicing Agreement and to pay the Issuer's organizational, transactional and start-up expenses.

                  SECTION 3.14. Servicer's Obligations. The Issuer shall monitor the performance of the Servicer under the Contribution and Servicing Agreement, and shall use its reasonable good faith efforts to cause the Servicer duly and punctually to perform all of its duties and obligations thereunder.

                  SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Contribution and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, any other interest in, or make any capital contribution to, any other Person.

                  SECTION 3.16. Income Tax Characterization. The SPC has structured this Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state, local and foreign tax law as indebtedness of the SPC secured by the Leases. The SPC, the Servicer, each Noteholder and each Note Owner agree to treat and to take no action inconsistent with the treatment of the Notes as such indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Noteholder and each Note Owner, by acceptance of its Note or beneficial interest therein, agrees to be bound by the provisions of this Section. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Indenture as to treatment as indebtedness under applicable tax law, as described in this Section.

                  SECTION 3.17. Restricted Payments. Except as expressly permitted by this Indenture or the Contribution and Servicing Agreement, the Issuer shall not, directly or indirectly, (i) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a membership interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose. The Issuer will not, directly or indirectly, make payments to or distributions from any of the Trust Accounts except in accordance with this Indenture and the Related Documents.

                  SECTION 3.18. Notice of Events of Default. The Issuer agrees to give the Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or the SPC of its obligations under the Contribution and Servicing Agreement.

                  SECTION 3.19. Further Instruments and Acts. Upon request of the Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  SECTION 3.20. Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Related Document.

                  SECTION 3.21. Amendments of Contribution and Servicing Agreement. The Issuer shall not agree to any amendment to Section 9.1 of the Contribution and Servicing Agreement to eliminate the requirements thereunder that the Trustee or the Holders of the Notes consent to amendments thereto as provided therein.

                  SECTION 3.22. Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                                   ARTICLE IV

                           Satisfaction and Discharge
                           --------------------------

                  SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal and interest thereon, (iv) Sections 3.03, 3.04, 3.05, 3.07, 3.08, 3.10, 3.12, 3.13, 3.16, 3.20 and 3.21, (v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.07 and the obligations of the Trustee under Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                  (A) either

                           (1) all Notes theretofore authenticated and delivered
                  (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section
                  2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Trustee for cancellation; or

                           (2) all Notes not theretofore delivered to the
                  Trustee for cancellation

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity Date within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer,

                  and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee as part of the Trust Estate cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust in an Eligible Account in the name of the Trustee for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation when due to their Stated Maturity Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.01(a)), as the case may be;

                  (B) the Issuer has paid or caused to be paid all Secured Obligations; and

                  (C) the Issuer has delivered to the Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and the Rating Agency Condition has been satisfied.

                  SECTION 4.02. Application of Trust Money. All moneys deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Contribution and Servicing Agreement or required by law.

                  SECTION 4.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to
Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                  SECTION 4.04. Release of Trust Estate. The Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account. The Trustee shall release property from the lien created by this Indenture pursuant to this Section only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01.

                                    ARTICLE V

                                    Remedies
                                    --------

                  SECTION 5.01. Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

                  (ii) default in the payment of the principal of any Note on the Redemption Date or Stated Maturity Date applicable thereto; or

                  (iii) default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (iv) the commencement of an involuntary case against the Issuer or the SPC under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, and such case is not dismissed within 60 days; or

                  (v) (A) the commencement by the Issuer or the SPC of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, (B) the entry of an order for relief in an involuntary case against the Issuer or the SPC under any such law, (C) the consent by the Issuer or the SPC to the entry of any such order for relief, (D) the consent by the Issuer or the SPC to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or the SPC or for any substantial part of the Trust Estate, (E) the making by the Issuer or the SPC of any general assignment for the benefit of creditors, (F) the failure by the Issuer or the SPC generally to pay its debts as such debts become due, (G) the liquidation of the Issuer or the SPC, or (H) the taking of action by the Issuer or the SPC, as applicable, in furtherance of any of the foregoing.

                  The Issuer shall deliver to the Trustee, within five days after obtaining knowledge of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) or (iv), its status and what action the Issuer is taking or proposes to take with respect thereto.

                  SECTION 5.02. Rights upon Event of Default.

                  If an Event of Default shall have occurred and be continuing, the Trustee or holders of (1) 66-2/3% of the Class A Notes, or (2) if the Class A Notes have been paid in full, 66-2/3% of the Class B Notes, or (3) if the Class A Notes and the Class B Notes have been paid in full, 66-2/3% of the Class C Notes or (4) if the Class A Notes, Class B Notes and Class C Notes have been paid in full, 66-2/3% of the Class D Notes (the "Controlling Noteholders") may, upon prior written notice to the Rating Agencies, declare by written notice to the Issuer that the Notes become, whereupon they shall become, immediately due and payable at par, together with accrued interest thereon. Notwithstanding anything to the contrary in this Section, if an Event of Default specified in
Section 5.01(iv) or (v) shall occur and be continuing, the Notes shall become immediately due and payable at par, together with accrued interest thereon. If an Event of Default shall have occurred and be continuing, the Trustee may exercise any of the remedies specified in Sections 5.03 and 5.04.

                  SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee; Authority of Trustee.

                  (a) The Issuer covenants that if any Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

                  (b) If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

                  (c) In case there shall be pending, relative to the Issuer, the SPC or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer, the SPC or such other obligor or Person, or its property, or in case of any other comparable judicial Proceedings relative to the Issuer, the SPC or other obligor upon the Notes, or to the creditors or property of the Issuer, the SPC or such other obligor, the Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                  (d) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (e) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

                  (f) In any Proceedings brought by the Trustee (including any Proceedings involving the interpretation of any provision of this Indenture), the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

                  SECTION 5.04. Remedies. If an Event of Default shall have occurred and be continuing, the Trustee may (subject to Section 5.05) and, in the case of an Event of Default described in Section 5.01(iv) or (v), shall, as to the actions described in the following clauses (i), (ii) and (iii):

                  (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and any other remedy available to the Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Trustee on behalf of the Noteholders; and

                  (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless

                  (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto,

                  (B) the proceeds of such sale distributable to the Noteholders will be sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest, or

                  (C) the Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Trustee provides prior written notice to the Rating Agencies and obtains the consent of Holders of 66-2/3% of the Outstanding Amount of each Class of Notes.

In determining such sufficiency or insufficiency with respect to clause (B) or
(C), the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                  SECTION 5.05. Optional Preservation of the Leases. If any Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                  SECTION 5.06. Priorities.

                  If the Trustee collects any money or property pursuant to this
Article V, including any money or property in respect of liquidation of the Trust Estate pursuant to Section 5.04(a)(iv), the Trustee shall pay as promptly as practicable out the money or property in the following order:

                  FIRST: amounts due and owing and required to be distributed to the Servicer pursuant to priority (iv) and (v) of Section 8.03 and not previously distributed;

                  SECOND: amounts due and owing to the Trustee pursuant to
         Section 6.07;

                  THIRD: to Class A Noteholders for amounts unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

                  FOURTH: to Class B Noteholders for amounts due and unpaid on the Class B Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

                  FIFTH: to Class C Noteholders for amounts due and unpaid on the Class C Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes for interest;

                  SIXTH: to Class D Noteholders for amounts due and unpaid on the Class D Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes for interest;

                  SEVENTH: to Class A-1 Noteholders for amounts unpaid on the Class A-1 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes for principal;

                  EIGHTH: to the Class A-2, Class A-3 and Class A-4 Noteholders for amounts unpaid on the Class A-2, Class A-3 and Class A-4 Notes for principal, ratably without preference or priority of any kind, according to the amounts due and payable on the Class A-2, Class A-3 and Class A-4 Notes for principal;

                  NINTH: to Class B Noteholders for amounts unpaid on the Class B Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal;

                  TENTH: to Class C Noteholders for amounts unpaid on the Class C Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes for principal;

                  ELEVENTH: to Class D Noteholders for amounts unpaid on the Class D Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes for principal;

                  TWELFTH: the remainder, if any, to the Issuer.

                  SECTION 5.07. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Trustee to institute such Proceeding in respect of such Event of Default in its own name as Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                  (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                  In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Trustee may conclusively rely on and act upon the request of the group representing the largest Outstanding Amount of the Notes.

                  SECTION 5.08. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such

Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not a Waiver. No delay or omission of the Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

                  SECTION 5.12. Control by Noteholders. The Holders of a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee; provided that

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the express terms of Section 5.04, any direction to the Trustee to sell or liquidate all or any portion of the Trust Estate shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes; and

                  (iii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

                  SECTION 5.13. Waiver of Past Defaults.

                  The Holders of Notes of not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                  Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                  SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

                  SECTION 5.15. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.16. Action on Notes. The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                  SECTION 5.17. Performance and Enforcement of Certain Obligations.

                  (a) Promptly following a request from the Trustee to do so and at the Depositor's expense, the Issuer agrees to take all such lawful action as the Trustee may request to compel or secure the performance and observance by the SPC or the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Contribution and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Contribution and Servicing Agreement to the extent and in the manner directed by the Trustee, including the transmission of notices of default on the part of the SPC or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the SPC or the Servicer of each of their obligations under the Contribution and Servicing Agreement.

                  (b) If an Event of Default has occurred and is continuing, the Trustee may, and at the direction (which direction shall be in writing, including facsimile) of the Holders of at least 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the SPC or the Servicer under or in connection with the Contribution and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the SPC or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Contribution and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.


                                   ARTICLE VI

                                   The Trustee
                                   -----------

                  SECTION 6.01. Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture with the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this

         Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and, if applicable, the Trustee's other Related Documents.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) The Trustee shall not be liable for interest on any money received by it.

                  (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Contribution and Servicing Agreement.

                  (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

                  (i) In no event shall the Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, or any other party, under the Contribution and Servicing Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, powers, duties and privileges of the Servicer, in accordance with the terms of the Contribution and Servicing Agreement.

                  (j) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Contribution and Servicing Agreement.

                  (k) Without limiting the generality of this Section, the Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in the Equipment, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Equipment or Obligors or to effect or maintain any such insurance, (iii) except as specifically provided in the Contribution and Servicing Agreement, to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Estate, (iv) to confirm or verify the contents (other than compliance as to form) of any reports or certificates delivered to the Trustee pursuant to this Indenture or the Contribution and Servicing Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Equipment at any time or ascertain or inquire as to the performance of observance of any of the Issuer's, the Depositor's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer under the Contribution and Servicing Agreement.

                  (l) Except for actions expressly authorized by this Indenture or the Contribution and Servicing Agreement or taken by the Trustee pursuant to
Section 6.01(a), the Trustee shall take no action reasonably likely to impair
(i) the interests of the Trust Estate in any contract or agreement now existing or hereafter created or (ii) the value of any contract or agreement now existing or hereafter created.

                  (m) The Trustee shall have no power to vary the corpus of the Trust Estate, except as expressly provided in this Indenture.

                  (n) In the event that the Note Registrar or the Paying Agent (if other than the Trustee) shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Note Registrar or the Paying Agent, as the case may be, under this Indenture, the Trustee shall be obligated, as soon as possible upon knowledge of a Responsible Officer thereof and receipt of appropriate records, if any, to perform such obligation, duty or agreement in the manner so required.

                  (o) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Event of Default (other than an Event of Default pursuant to Section 5.01(i) or (ii)) unless a Responsible Officer of the Trustee shall have received written notice thereof or otherwise has actual knowledge thereof. In the absence of receipt of such notice or knowledge, the Trustee may conclusively assume that there is no Event of Default.

                  SECTION 6.02. Rights of Trustee.

                  Except as otherwise provided in Section 6.01:

                  (a) the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not (except under the circumstances described in paragraph
         (g) below) investigate any fact or matter stated in the document;

                  (b) before the Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel, as applicable, or as directed by the requisite amount of Note Owners as provided herein;

                  (c) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder;

                  (d) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith;

                  (e) the Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel;

                  (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders of Notes shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture with the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Notes evidencing not less than 25% of the Outstanding Amount thereof; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture or the Contribution and Servicing Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee, shall be immediately reimbursed by the Person making such request upon demand; and

                  (h) The right of the Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

                  SECTION 6.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee is required to comply with Sections 6.11 and 6.12.

                  SECTION 6.04. Trustee's Disclaimer. The Trustee shall not be responsible for and, except as provided in Section 6.13, makes no representation as to the validity or adequacy of this Indenture, the Trust Estate or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

                  SECTION 6.05. Notice of Defaults. If a Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

                  SECTION 6.06. Reports by Trustee to Holders. The Trustee shall provide or cause to be provided to each Noteholder all such tax information as may be required by law to be distributed to enable such holder to prepare its federal and state income tax returns.

                  SECTION 6.07. Compensation and Indemnity.

                  (a) The Servicer, pursuant to the Contribution and Servicing Agreement, has covenanted and agreed to pay to the Trustee, and the Trustee shall be entitled to, certain annual fees and to reimburse the Trustee for all ordinary and reasonable out-of-pocket expenses incurred or made by it in connection with the performance of its duties hereunder (excluding those incurred or made in the performance of its duties under Article V, as referred to in paragraph (b) below). Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts.

                  (b) The Trustee shall also be entitled to reimbursement, from moneys available therefor in accordance with Section 5.06, for all reasonable out-of-pocket expenses (including the reasonable fees of any attorneys, investment bankers and public accountants) incurred or made by it in connection with the performance of its duties under Article V. When the Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Related Documents, the Trustee agrees that the obligations of the Issuer to the Trustee hereunder and under the Related Documents shall be recourse to the Trust Estate only. In addition, the Trustee agrees that its recourse to the Issuer or the Trust Estate shall be limited to the right to receive the reimbursement referred to in the first sentence of this paragraph.

                  (c) The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Issuer and held harmless against any loss, liability or reasonable expense incurred in connection with this Indenture or the Notes, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance by the Trustee of its duties hereunder or any loss, liability or expense incurred by the Trustee in connection with the performance of its duties pursuant to Section 6.01, including, without limitation, any such loss, liability or expense incurred in connection with any legal action or resulting from any error in any tax or information return prepared by any Person other than the Trustee.

                  SECTION 6.08. Replacement of Trustee. The Trustee may resign at any time by so notifying the Issuer in writing. The Issuer may remove the Trustee if:

                  (i) the Trustee fails to comply with Section 6.11;

                  (ii) a court having jurisdiction in the premises in respect of the Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the

         Trustee or for any substantial part of the Trustee's property, or ordering the winding-up or liquidation of the Trustee's affairs;

                  (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Trustee and such case is not dismissed within 60 days;

                  (iv) the Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Trustee or for any substantial part of the Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

                  (v) the Trustee otherwise becomes incapable of acting; or

                  (vi) the rating assigned to the long-term unsecured debt obligations of the Trustee (or the holding company thereof) by the Rating Agencies shall be lowered below an investment grade rating or be withdrawn by any Rating Agency.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, to the Issuer and to each Rating Agency. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

                  If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to this Section and payment of all fees and expenses owed to the retiring Trustee. Notwithstanding the replacement of the Trustee pursuant to this Section, the retiring Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.07.

                  SECTION 6.09. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee; provided that no such merger, conversion or consolidation shall relieve the Trustee of its obligation to comply with Section 6.11. The Trustee shall provide the Rating Agencies prompt notice of any such transaction.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

                  SECTION 6.10. Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under
Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co- trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 6.11. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA s 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA s 310(b), including the optional provision permitted by the second sentence of TIA s 310(b)(9); provided, however, that there shall be excluded from the operation of TIA s 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA s 310(b)(1) are met.

                  SECTION 6.12. Preferential Collection of Claims Against Issuer. The Trustee shall comply with TIA s 311(a), excluding any creditor relationship listed in TIA s 311(b). A Trustee who has resigned or been removed shall be subject to TIA s 311(a) to the extent indicated.

                  SECTION 6.13. Representations and Warranties of the Trustee. The Trustee represents and warrants as of the Closing Date that:

                  (i) the Trustee is a national banking association organized, existing and in good standing under the laws of the United States of America;

                  (ii) the Trustee has full power, authority and right to execute, deliver and perform this Indenture and each of the Trustee's Related Documents, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and each such Related Document; and

                  (iii) each of this Indenture and the Trustee's Related Documents has been duly executed and delivered by the Trustee and represents a legal, valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  SECTION 6.14. Servicer's Obligations. The Trustee shall, subject to Section 6.01, use its reasonable good faith efforts to cause the Servicer duly and punctually to perform all of its duties and obligations under the Contribution and Servicing Agreement.


                                   ARTICLE VII

                         Noteholders' Lists and Reports
                         ------------------------------

                  SECTION 7.01. Note Registrar To Furnish Trustee Names and Addresses to Noteholders. The Note Registrar will furnish or cause to be furnished to the Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Note Registrar of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished.

                  SECTION 7.02. Preservation of Information; Communications to Noteholders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Trustee as provided in
Section 7.01 and the names and addresses of Holders of Notes received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

                  (b) Noteholders may communicate pursuant to TIA s 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Trustee and the Note Registrar shall have the protection of TIA s 312(c).

                  SECTION 7.03. Reports by Issuer.

                  (a) The Issuer shall:

                  (i) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Trustee a sufficient number of copies (and the Trustee shall transmit by mail to all Noteholders described in TIA s 313(c)) of such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this paragraph as may be required by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year. In the event the Issuer changes its fiscal year, it shall promptly notify the Trustee.

                  SECTION 7.04. Reports by Trustee. If required by TIA s 313(a), within 60 days after each March 31 beginning with March 31, 2001, the Trustee shall mail to each Noteholder as required by TIA s 313(c) a brief report dated as of such date that complies with TIA s 313(a). The Trustee also shall comply with TIA s 313(b).

                  A copy of each report at the time of its mailing to Noteholders shall be filed by the Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Trustee if and when the Notes are listed on any other stock exchange.

                  SECTION 7.05. Statements to Noteholders.

                  (a) On each Payment Date, the Trustee shall include with each distribution to each Noteholder, a statement (which statement shall also be provided to each Rating Agency), based solely on information in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.9 of the Contribution and Servicing Agreement, in substantially the form attached hereto as Exhibit B.

                  (b) Note Owners may obtain copies of the statements delivered by the Trustee pursuant to subsection (a) above upon written request to the Trustee at its Corporate Trust Office (together with a certification that such Person is a Note Owner and payment of any expenses associated with the distribution thereof).


                                  ARTICLE VIII

                   Trust Accounts, Disbursements and Releases
                   ------------------------------------------

                  SECTION 8.01. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of this Indenture or the Notes, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

                  SECTION 8.02. Collection Account. On or prior to the Closing Date, the Trustee shall establish the Collection Account in the name of the Trustee for the benefit of the Noteholders. The Collection Account shall be an Eligible Account and initially shall be a segregated trust account established with the Trustee and maintained with the Trustee, into which the Servicer shall deposit or cause to be deposited all amounts described in Sections 4.1 and 5.1 of the Contribution and Servicing Agreement.

                  SECTION 8.03. Distributions. No later than 3:00 p.m., St. Paul, Minnesota time, on each Payment Date, the Trustee shall (based solely on the information contained in the Servicer's Certificate delivered on the related Determination Date, upon which the Trustee may conclusively rely) distribute the following amounts and in the order of priority specified below. Within each order of priority, amounts shall be deemed withdrawn first from Available Pledged Revenues plus any Servicer Advances, second (but only as to amounts described in clauses (ii) and (iv) below) from amounts on deposit in the Portfolio Expense Account, third (but only as to amounts described in clauses
(iv) through (viii) below) from amounts on deposit in the Residual Account and fourth, from amounts on deposit in the Reserve Account (but only as to amounts described in clauses (iv) through (vii) below:

                  (i) first, from the Available Pledged Revenues then on deposit in the Collection Account, to the Trustee the Trustee Fee;

                  (ii) second, from the Portfolio Expense Account, to pay the Trustee, any expenses or liabilities incurred by the Trustee with respect to the hiring of a replacement servicer and the transitioning of the trust portfolio;

                  (iii) third, from the Amount Available then remaining on deposit in the Collection Account, the Portfolio Expense Account Deposit to the Portfolio Expense Account;

                  (iv) fourth, from the Amount Available then remaining on deposit in the Collection Account, to the Servicer (if Vendor Services or an Affiliate is no longer the Servicer), the Servicing Fee for the related Collection Period, and any amounts specified in Section 4.2(c) of the Contribution and Servicing Agreement, to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to
         Section 4.4 of the Contribution and Servicing Agreement;

                  (v) fifth, from the Amount Available then remaining on deposit in the Collection Account, to reimburse the Servicer for unreimbursed Nonrecoverable Servicer Advances made with respect to a prior Payment Date;

                  (vi) sixth, from the Amount Available then remaining on deposit in the Collection Account, interest on the Notes in the following order of priority:

                           (A) to the Class A-1 Noteholders, the Class A-1
                  Interest Distributable Amount, then to the Class A-2 Noteholders, the Class A-2 Interest Distributable Amount, then to the Class A-3 Noteholders, the Class A-3 Interest Distributable Amount and then to the Class A-4 Noteholders, the Class A-4 Interest Distributable

                  Amount or, if the remaining amount on deposit in the Collection Account is less than the sum of the amounts specified in this clause (A), such remaining amount pro rata to each of such Classes based their respective entitlements to interest pursuant to this clause (A);

                           (B) to the Class B Noteholders, the Class B Interest
                  Distributable Amount;

                           (C) to the Class C Noteholders, the Class C Interest
                  Distributable Amount; and

                           (D) to the Class D Noteholders, the Class D Interest
                  Distributable Amount

                  (vii) seventh, from the Amount Available then remaining on deposit in the Collection Account, principal on the Notes in the following order of priority:

                           (A) (i) to the Class A-1 Noteholders only, until the
                  Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the Class A Principal Payment, then (ii) to the Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders, sequentially, the Class A Principal Payment, until the Outstanding Principal Amount of each such Class has been reduced to zero;

                           (B) to the Class B Noteholders, the Class B Principal
                  Payment;

                           (C) to the Class C Noteholders, the Class C Principal
                  Payment;

                           (D) to the Class D Noteholders, the Class D Principal
                  Payment

                           (E) to the extent that the Class B Floor exceeds the
                  Class B Target Investor Principal Amount and the Class C Floor exceeds the Class C Target Investor Principal Amount, Additional Principal shall be distributed, sequentially, as an additional principal payment, to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, until the Outstanding Principal Amount of each Class has been reduced to zero; and

                           (F) to the extent the Class C Floor exceeds the Class
                  C Target Investor Principal Amount, but the Class B Floor does not exceed the Class B Target Investor Principal Amount, Additional Principal shall be distributed as an additional principal payment on the Class A and Class B Notes, pro rata (and among the Class A Notes, sequentially on the Class A-2, Class A-3 and Class A-4 Notes, in that order), until the Outstanding Principal Amount of each such Class has been reduced to zero;

                           (G) to the extent the Class D Floor exceeds the Class
                  D Target Investor Principal Amount, but the Class C Floor does not exceed the Class C Target Investor Principal Amount and the Class B Floor does not exceed the Class B Target Investor Principal Amount, Additional Principal shall be distributed as an additional principal payment on the Class A Notes, Class B Notes and Class C Notes, pro rata (and among the Class A Notes, sequentially on the Class A-2, Class A-3 and Class A-4 Notes, in that order), until the Outstanding Principal Amount of each such Class has been reduced to zero;

                  (viii) eighth, from Available Pledged Revenues and amounts (if any) on deposit in the Residual Account, to the Reserve Account, an amount equal to the excess, if any, of the Required Reserve Amount over the Available Reserve Amount;

                  (ix) ninth, from the Available Pledged Revenues then on deposit in the Collection Account, to reimburse the Trustee for any expenses or liabilities incurred by the Trustee pursuant to the terms of this Indenture to the extent not already paid pursuant to clause
         (ii) above;

                  (x) tenth, from the Available Pledged Revenues then on deposit in the Collection Account, to the Servicer (if Vendor Services or an Affiliate is the Servicer), the Servicing Fee for the related Collection Period; and

                  (xi) eleventh, the remainder of Available Pledged Revenues, if any, to the Issuer.

                  SECTION 8.04. [Reserved].

                  SECTION 8.05. Servicing Account. On or prior to the Closing Date, the Trustee shall establish the Servicing Account in the name of the Trustee for the benefit of the Noteholders and the SPC. The Servicing Account shall be an Eligible Account. The Servicer shall deposit or cause to be deposited in the Servicing Account all amounts described in Sections 4.1 and 4.2 of the Contribution and Servicing Agreement, subject to Section 4.4 thereof. The Servicer shall make transfers from the Servicing Account, and shall be entitled to make withdrawals from the Servicing Account, as provided in the Contribution and Servicing Agreement.

                  SECTION 8.06. Residual Account.

                  (a) On or prior to the Closing Date, the Trustee shall establish the Residual Account in the name of the Trustee for the benefit of the Noteholders and the Issuer. The Residual Account shall be an Eligible Account. The Servicer shall deposit or cause to be deposited in the Residual Account all Residual Realizations pursuant to Section 4.2 of the Collection and Servicing Agreement.

                  (b) If on any Payment Date, the Available Pledged Revenues for such Payment Date are insufficient to permit on such Payment Date all distributions required by Section 8.03 (iv) through (viii) (such shortfall, an "Available Funds Shortfall"), then the Trustee shall transfer from the Residual Account to the Collection Account, an amount equal to the lesser of (i) the Available Funds Shortfall and (ii) the amount, if any, on deposit in the Residual Account.

                  (c) On each Payment Date, unless a Residual Event has occurred and is continuing, any funds on deposit in the Residual Account after making required withdrawals, if any, on such Payment Date pursuant to Section 8.06(b) shall be released to the Issuer.

                  (d) On each Payment Date on which a Residual Event has occurred or is continuing, any funds on deposit in the Residual Account after making required withdrawals, if any, on such Payment Date pursuant to Section 8.06(b) shall be retained in the Residual Account.

                  SECTION 8.07. Reserve Account.

                  (a) On or prior to the Closing Date, the Trustee shall establish the Reserve Account in the name of the Trustee for the benefit of the Noteholders and the Issuer, and shall deposit the Reserve Account Initial Deposit in the Reserve Account. The Reserve Account shall be an Eligible Account.

                  (b) On each Payment Date, the Trustee shall transfer to the Reserve Account from the Collection Account such amounts as shall be required by
Section 8.03(viii).

                  (c) If on any Payment Date, the Available Pledged Revenues for such Payment Date, together with amounts to be withdrawn from the Residual Account pursuant to Section 8.06(b), are insufficient to permit on such Payment Date all distributions required by Section 8.03 (iv) through (vii) (such shortfall, a "Remaining Available Funds Shortfall"), then the Trustee shall transfer from the Reserve Account to the Collection Account, an amount equal to the lesser of (i) the Remaining Available Funds Shortfall and (ii) the Available Reserve Amount.

                  (d) If any Payment Date the Available Reserve Amount, after giving effect to any withdrawals to be made pursuant to Section 8.07(c), exceeds the Required Reserve Amount, the Trustee shall release such excess to the Issuer.

                  (e) Upon termination of this Indenture, any balance remaining in the Reserve Account, after all obligations to the Noteholders hereunder have been fully satisfied, shall be applied to reimburse the Trustee for any amounts owing to it arising from the performance of its obligations under this Indenture and, then, to the Issuer.

                  SECTION 8.08. General Provisions Regarding Servicing Account, Collection Account, Portfolio Expense Account, Residual Account and Reserve Account.

                  (a) So long as no Default or Event of Default shall have occurred and be continuing, all amounts held in the Servicing Account, the Collection Account, the Portfolio Expense Account, the Residual Account and the Reserve Account shall, to the extent permitted by applicable laws, rules and regulations, be invested, as directed by the Servicer, in Eligible Investments that mature not later than one Business Day prior to the Payment Date for the Collection Period to which such amounts relate. Any such written direction shall certify that any such investment is authorized by this Section. Investments in Eligible Investments shall be made in the name of the Trustee on behalf of the Trust, and such investments shall not be (1) purchased at a price in excess of the principal amount thereof plus accrued interest thereon, nor (2) sold or disposed of prior to their maturity at a price less than the principal amount thereof plus accrued interest thereon. Any investment of funds in the Servicing Account, the Collection Account, the Portfolio Expense Account, the Residual Account or the Reserve Account shall be made in Eligible Investments held by a financial institution in accordance with the following requirements:

                  (i) all Eligible Investments shall be held in an account with such financial institution in the name of the Trustee;

                  (ii) with respect to securities held in such account, such securities shall be:

                           (A) certificated securities (as such term is used in
                  Minnesota UCC s 8-102(a)(4)), securities deemed to be certificated securities under applicable regulations of the United States government, or uncertificated securities issued by an issuer organized under the laws of the State of New York or the State of Delaware,

                           (B) either (I) in the possession of such institution,
                  (II) in the possession of a "clearing corporation" (as such term is used in Section 8-102(a)(5) of the Minnesota UCC), registered in the name of such clearing corporation or its nominee, not endorsed for collection or surrender or any other purpose not involving transfer, not containing any evidence of a right or interest inconsistent with the Trustee's security interest therein, and held by such clearing corporation in an account of such institution, (III) held in an account of such institution with the Federal Reserve Bank of New York, or (IV) in the case of uncertificated securities, issued in the name of such institution, and

                           (C) identified, by book entry or otherwise, as held
                  for the account of, or pledged to, the Trustee on the records of such institution, and such institution shall have sent the Trustee a confirmation thereof;

                  (iii) with respect to repurchase obligations held in such account, such repurchase obligations shall be identified by such institution, by book entry or otherwise, as held for the account of, or pledged to, the Trustee on the records of such institution, and the related securities shall be held in accordance with the requirements of clause (ii) above; and

                  (iv) with respect to other Eligible Investments other than securities and repurchase agreements, such Eligible Investments shall be held in a manner acceptable to the Trustee.

Subject to the other provisions hereof, the Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Trustee in a manner which complies with this Section. All interest, dividends, gains upon transfer and other income from, or earnings on, investments of funds in the Collection Account shall be deposited in the Collection Account and distributed on the next Payment Date in accordance with Section 8.03. All interest, dividends, gains upon transfer and other income from, or earnings on, investments of funds in the Servicing Account shall be retained therein until distributed to the Servicer as additional servicing compensation in accordance with Section 3.8 of the Contribution and Servicing Agreement. All interest, dividends, gains upon transfer or other income from, or earnings on, investments of funds in the Reserve Account, the Portfolio Expense Account and the Residual Account shall be added to the balance of such account.

                  (b) Subject to Section 6.01(c), the Trustee shall not in any way be held liable by reason of any insufficiency in any of the Servicing Account, the Collection Account, the Portfolio Expense Account, the Residual Account or the Reserve Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee in accordance with their terms.

                  (c) The Trustee, in holding all funds in the Servicing Account, the Collection Account, the Residual Account and the Reserve Account, and in making distributions as provided in this Agreement, shall act solely on behalf of and as agent for the Noteholders.

                  (d) Any account which is required to be established as an Eligible Account pursuant to this Indenture and which ceases to be an Eligible Account shall within five Business Days (or such longer period, not to exceed 30 days, as to which each Rating Agency may consent) be established by the Trustee as a new account which shall be an Eligible Account, and any cash and/or any investments shall be transferred to such new account.

                  SECTION 8.09. Portfolio Expense Account.

                  (a) On or prior to the Closing Date, the Trustee shall establish the Portfolio Expense Account in the name of the Trustee for the benefit of the Noteholders and the Issuer. The Portfolio Expense Account shall be an Eligible Account.

                  (b) On or prior to the July 2001 Payment Date, an amount equal to the excess of 0.75% per annum over the Servicing Fee (the "Portfolio Expense Account Deposit") shall be deposited in the Portfolio Expense Account.

                  (c) Amounts on deposit in the Portfolio Expense Account will be eligible on any Payment Date to fund Additional Servicer Compensation and if a replacement servicer is needed, to cover expenses incurred by the Trustee with respect to the hiring of a successor servicer and the transitioning of the trust portfolio.

                  (d) If the Servicing Fee on any Payment Date is less than $75,000, an amount equal to the excess of $75,000 over the Servicing Fee (such excess, the "Additional Servicer Compensation") shall be withdrawn from the Portfolio Expense Account and paid to the Servicer (if Vendor Services or an affiliate is no longer the Servicer) to the extent cash is available in the Portfolio Expense Account.

                  (e) Upon termination of this Indenture, any balance remaining in the Portfolio Expense Account, after all obligations to the Noteholders hereunder have been fully satisfied, shall be applied to reimburse the Trustee for any amounts owing to it arising from the performance of its obligations under this Indenture and, then, to the Issuer.


                                   ARTICLE IX

                             Supplemental Indentures
                             -----------------------

                  SECTION 9.01. Supplemental Indentures Without Consent of Noteholders.

                  (a) Without the consent of the Holders of any Notes, but with prior notice to the Rating Agencies, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject to, or required to be subjected to, the lien created by this Indenture, or to subject to the lien created by this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

                  (v) to cure any ambiguity or to correct or supplement any provision herein which may be inconsistent with any other provision herein;

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI;

                  (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar Federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

                  (viii) to avoid a reduction, qualification or withdrawal of any rating on the Notes; or

                  (ix) upon satisfaction of the Rating Agency Condition, to amend the definition of "Residual Event" or of the terms used in such definition.

                  The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer and the Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes, but upon satisfaction of the Rating Agency Condition, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

                  SECTION 9.02. Supplemental Indentures With Consent of Noteholders.

                  (a) The Issuer and the Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and the consent of a Note Majority of each Class affected thereby, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the date, timing or method of determination of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
         Date);

                  (ii) impair the right of the Holder to institute suit pursuant to Section 5.08;

                  (iii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (v) reduce the percentage of the Outstanding Amount of the Notes required to direct the Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

                  (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Related Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (vii) permit the creation of any lien ranking prior to or on a parity with the lien created by this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien created by this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien created by this Indenture; or

                  (viii) result in a reduction, qualification or withdrawal of the rating of any class of Notes.

                  Any supplemental indenture to be entered into in accordance with this Section shall be deemed to affect all Outstanding Notes other than any Class of Notes with respect to which an Opinion of Counsel for the Issuer is addressed and delivered to the Trustee to the effect that the interests of the Holders of Notes of such Class are not affected in any material respect by the supplemental indenture.

                  It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. The manner of obtaining such approvals shall be subject to such reasonable requirements as the Trustee may prescribe.

                  (b) Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                  SECTION 9.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and is deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer, the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.05. Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

                  SECTION 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Trustee shall so determine, new notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.


                                    ARTICLE X

                               Redemption of Notes
                               -------------------

                  SECTION 10.01. Redemption. In the event that the SPC pursuant to Section 5.1 of the Contribution and Servicing Agreement purchases the corpus of the Trust, the Notes are subject to redemption in whole, but not in part, on the Payment Date on which such repurchase occurs, for a purchase price equal to the Redemption Price; provided, however, that the Issuer has available funds sufficient to pay the Redemption Price. The SPC, the Servicer or the Issuer shall furnish the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this paragraph, the Servicer or the Issuer shall furnish notice of such election to the Trustee not later than 25 days (or such lesser number of days as shall be satisfactory to the Trustee) prior to the Redemption Date, and the Issuer shall deposit, or cause to be deposited, into the Collection Account the Redemption Price of the Notes to be redeemed, whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.02 to each Holder of the Notes.

                  SECTION 10.02. Form of Redemption Notice.

                  (a) Notice of redemption under Section 10.01(a) shall be given by the Trustee not less than five days prior to the applicable Redemption Date by first-class mail, postage prepaid, mailed to each Holder of Notes, as of the close of business on the Record Date with respect to the Payment Date immediately preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

                  All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price; and

                  (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

                  Notice of redemption of the Notes shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

                  (b) Prior notice of redemption under Section 10.01(b) is not required to be given to Noteholders.

                  SECTION 10.03. Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall, following notice of redemption (if any) as required by Section 10.02, on the Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.


                                   ARTICLE XI

                                  Miscellaneous
                                  -------------

                  SECTION 11.01. Compliance Certificates and Opinions, etc.

                  (a) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                  (b) (i) Prior to the deposit of any property or securities with the Trustee that is to be made the basis for the release of any property subject to the lien created by this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Trustee (1) an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the property or securities to be so deposited, (2) an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, for the benefit of the Trustee, created by this Indenture in the property or securities to be so deposited, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective, and (3) evidence that the Rating Agency Condition has been satisfied.

                  (ii) Whenever the Issuer is required to furnish to the Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any property so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

                  (iii) Other than with respect to any release described in clause (A) or (B) of Section 11.01(b)(v), whenever any property or securities are to be released from the lien created by this Indenture, the Issuer shall also furnish to the Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities (other than property described in clauses (A) or (B) of Section 11.01(b)(v)) released from the lien created by this Indenture since the commencement of the then current fiscal year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                  (v) Notwithstanding any other provision of this Section, the Issuer may, without compliance with the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of Leases as and to the extent permitted or required by the Related Documents (including as provided in Section 3.1 of the Contribution and Servicing Agreement) and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Related Documents.

                  SECTION 11.02. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the SPC or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the SPC or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  SECTION 11.03. Acts of Noteholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                  SECTION 11.04. Notices, etc., to Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                  (a) the Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Trustee at its Corporate Trust Office, or

                  (b) the Issuer by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to: Conseco Finance Lease 2000-1, LLC, 1100 Landmark Towers, 345 St. Peter Street, St. Paul, Minnesota 55102-1639, or at any other address previously furnished in writing to the Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Trustee.

                  Notices required to be given to the Rating Agencies by the Issuer or the Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested to (i) in the case of Moody's, at the following address: 99 Church Street, New York, New York 10007 and (ii) in the case of S&P, at the following address: 25 Broadway, New York, New York 10004; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  SECTION 11.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid, to each Noteholder affected by such event, at his address as it appears on the Note Register. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any reasonable manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

                  SECTION 11.06. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

                  SECTION 11.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  The provisions of TIA ss 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  SECTION 11.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 11.09. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.

                  All agreements of the Trustee in this Indenture shall bind its successors.

                  SECTION 11.10. Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 11.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 11.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  SECTION 11.13. Governing Law. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 11.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

                  SECTION 11.16. No Petition. The Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the SPC or the Issuer, or join in any institution against the SPC or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Related Documents.

                  SECTION 11.17. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Trustee shall and shall cause its representatives to hold in confidence all such information (including the identity of the Obligors on the Leases) except to the extent disclosure may be required by s9-208 of the UCC or by any other applicable law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                  IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.


                                          CONSECO FINANCE LEASE 2000-1, LLC
                                          By: GREEN TREE LEASE FINANCE II, INC.



                                          By
                                            ------------------------------------
                                          Name:
                                          Title:



                                          WELLS FARGO BANK MINNESOTA, N.A.,
                                          not in its individual capacity but
                                          solely as Trustee,


                                          By
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT A


                          Form of Depository Agreement

                                                                       EXHIBIT B


                    Form of Monthly Statements to Noteholders

                                                                     EXHIBIT C-1

REGISTERED                                                      $____________ */

No. [ ]

SEE REVERSE FOR CERTAIN DEFINITIONS

                                                             CUSIP NO.__________

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        CONSECO FINANCE LEASE 2000-1, LLC

        [____][____][____][____]% LEASE-BACKED NOTE, CLASS A-[1][2][3][4]

                  Conseco Finance Lease 2000-1, LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to [
], or registered assigns, the principal sum of [              ] payable on each
Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $____________ [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $____________ [INSERT INITIAL CLASS A- [1][2][3][4] PRINCIPAL BALANCE] by (ii) the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class A-[1][2][3][4] Notes pursuant to Section 8.03(vii)(A) of the Indenture hereinafter referred to; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earliest of the Payment Date occurring in [_____________][_____________][_____________][_____________] (the
"Class A-[1][2][3][4]

--------------------
*/Denominations of $10,000 and integral multiples of $1 in excess thereof.


                                      C-1-1

Stated Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01(a) or (b) of the Indenture. The Issuer will pay interest on this Note on each Payment Date in an amount equal to [one- twelfth of] the product of (i) the rate per annum shown above [calculated on the basis of actual days elapsed in a year of 360 days] [calculated on the basis of a 360-day year comprised of twelve 30-day months] and (ii) the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or, with respect to the first Payment Date, the original principal amount of this Note. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:                                     CONSECO FINANCE LEASE 2000-1, LLC



                                          By
                                            ------------------------------------
                                          Name:
                                          Title:



                                      C-1-2

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                          WELLS FARGO BANK MINNESOTA, N.A.,
                                          not in its individual capacity but
                                          solely as Trustee,


                                          By
                                            ------------------------------------
                                            Authorized Signatory


                                      C-1-3

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer (herein called the "Notes"), issued in four classes designated as its _____% Lease-Backed Notes, Class A-1, _____% Lease-Backed Notes, Class A-2,
_____% Lease-Backed Notes, Class A-3, _____% Lease-Backed Notes, Class A-4,
_____% Lease-Backed Notes, Class B, _____% Lease-Backed Notes, Class C and
_____% Lease-Backed Notes, Class D, respectively, all issued under an Indenture dated as of July 1, 2000 (such indenture, as supplemented or amended, herein called the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A-[1][2][3][4] Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twentieth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in August 2000; provided, that if the Class A-1 Notes have not been paid in full on or before the Payment Date in ____________ 2001, the Payment Date in ____________ 2001 for the Class A-1
Notes will be _______________, 2001.

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earliest of the Class A-[1][2][3][4] Stated Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Trustee or a Note Majority have declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class A-[1][2][3][4] Notes shall be made pro rata to the Class A-[1][2][3][4] Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person


                                      C-1-4
entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date with respect to the Payment Date immediately preceding such Redemption Date by notice mailed within five days of such Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in St. Paul, Minnesota.

                  The Issuer shall pay interest on overdue installments of interest at the Class A- [1][2][3][4] Interest Rate to the extent lawful.

                  As provided in the Indenture, the Notes may be redeemed pursuant to Section 10.01(a) of the Indenture, in whole, but not in part, at the option of the SPC on any Payment Date on or after the date on which the sum of the Aggregate Principal Amount of the Notes is less than or equal to 20% of the Initial Pool Principal Balance.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in a "signature guarantee program" determined by the Note Registrar in accordance with the Exchange Act, and such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee in its individual capacity, any holder of a


                                      C-1-5
beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the SPC or the Issuer, or join in any institution against the SPC or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

                  The SPC has structured the Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state, local and foreign tax law as indebtedness of the SPC secured by the Leases. The SPC, the Servicer, each Noteholder and each Note Owner agree to treat and to take no action inconsistent with the treatment of the Notes as such indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Noteholder and each Note Owner, by acceptance of its Note or beneficial interest therein, agrees to be bound by the provisions of this paragraph. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with the Indenture as to treatment as indebtedness under applicable tax law, as described in this paragraph.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of each class of Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of each class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The


                                      C-1-6

Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holder of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of Minnesota, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Related Documents, neither any owner of a beneficiary interest in the Issuer, nor any of its partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Related Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                      C-1-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:



-------------------------------


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-----------------------------------------------------------------
--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                        **
      ------------    --------------------------------------------------------

                              Signature Guaranteed:















-------------------

** NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                      C-1-8

                                                                     EXHIBIT C-2

REGISTERED                                                     $_____________ */

No. [  ]

SEE REVERSE FOR CERTAIN DEFINITIONS

                                                          CUSIP NO._____________

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES AND THE CLASS A-4 NOTES, AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                        CONSECO FINANCE LEASE 2000-1, LLC

                       ______% LEASE-BACKED NOTE, CLASS B

                  Conseco Finance Lease 2000-1, LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred
to as the "Issuer"), for value received, hereby promises to pay to [          ],
or registered assigns, the principal sum of [            ] payable on each
Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $____________ [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $____________ by (ii) the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class B Notes pursuant to Section -------- */Denominations of $10,000 and integral multiples of $1 in excess thereof.


                                      C-2-1

8.03(vii)(B) of the Indenture hereinafter referred to; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earliest of the Payment Date occurring in [August 2005] (the "Class B Stated Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01(a) or
(b) of the Indenture. The Issuer will pay interest on this Note on each Payment Date in an amount equal to one-twelfth of the product of (i) the rate per annum shown above and (ii) the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or, with respect to the first Payment Date, the original principal amount of this Note. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:                                     CONSECO FINANCE LEASE 2000-1, LLC



                                          By
                                            ------------------------------------
                                            Name:
                                            Title:


                                      C-2-2

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                          WELLS FARGO BANK MINNESOTA, N.A.,
                                          not in its individual capacity but
                                          solely as Trustee,


                                          By
                                            ------------------------------------
                                            Authorized Signatory


                                      C-2-3

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer (herein called the "Notes"), issued in four classes designated as its _____% Lease-Backed Notes, Class A-1, _____% Lease-Backed Notes, Class A-2,
_____% Lease-Backed Notes, Class A-3, _____%% Lease- Backed Notes, Class A-4,
_____% Lease-Backed Notes, Class B, _____% Lease-Backed Notes, Class C and
_____% Lease-Backed Notes, Class D, respectively, all issued under an Indenture dated as of July 1, 2000 (such indenture, as supplemented or amended, herein called the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class B Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twentieth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in August 2000.

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earliest of the Class B Stated Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Trustee or a Note Majority have declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments


                                      C-2-4
made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date with respect to the Payment Date immediately preceding such Redemption Date by notice mailed within five days of such Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in St. Paul, Minnesota.

                  The Issuer shall pay interest on overdue installments of interest at the Class B Interest Rate to the extent lawful.

                  As provided in the Indenture, the Notes may be redeemed pursuant to Section 10.01(a) of the Indenture, in whole, but not in part, at the option of the SPC on any Payment Date on or after the date on which the sum of the Aggregate Principal Amount of the Notes is less than or equal to 20% of the Initial Pool Principal Balance.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in a "signature guarantee program" determined by the Note Registrar in accordance with the Exchange Act, and such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any


                                      C-2-5
unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the SPC or the Issuer, or join in any institution against the SPC or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

                  The SPC has structured the Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state, local and foreign tax law as indebtedness of the SPC secured by the Leases. The SPC, the Servicer, each Noteholder and each Note Owner agree to treat and to take no action inconsistent with the treatment of the Notes as such indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Noteholder and each Note Owner, by acceptance of its Note or beneficial interest therein, agrees to be bound by the provisions of this paragraph. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with the Indenture as to treatment as indebtedness under applicable tax law, as described in this paragraph.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of each class of Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of each class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.


                                      C-2-6

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holder of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of Minnesota, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Related Documents, neither any owner of a beneficiary interest in the Issuer, nor any of its partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Related Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                      C-2-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:


-------------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------
--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                        **
      ------------    --------------------------------------------------------

                              Signature Guaranteed:















-------------------

** NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                      C-2-8

                                                                     EXHIBIT C-3


REGISTERED                                                      $___________ **/

No. [ ]

SEE REVERSE FOR CERTAIN DEFINITIONS

                                                             CUSIP NO.__________

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES, THE CLASS A-4 NOTES AND THE CLASS B NOTES, AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                        CONSECO FINANCE LEASE 2000-1, LLC

                        _____% LEASE-BACKED NOTE, CLASS C

                  Conseco Finance Lease 2000-1, LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred
to as the "Issuer"), for value received, hereby promises to pay to [          ],
or registered assigns, the principal sum of [          ] payable on each Payment
Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $___________ [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $___________ by (ii) the aggregate amount, if any,

---------------------
 **/Denominations of $10,000 and integral multiples of $1 in excess thereof.


                                      C-3-1
payable from the Collection Account in respect of principal on the Class C Notes pursuant to Section 8.03(vii)(C) of the Indenture hereinafter referred to; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earliest of the Payment Date occurring in [August 2005] (the "Class C Stated Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01(a) or (b) of the Indenture. The Issuer will pay interest on this Note on each Payment Date in an amount equal to one-twelfth of the product of (i) the rate per annum shown above and (ii) the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or, with respect to the first Payment Date, the original principal amount of this Note. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:                                     CONSECO FINANCE  LEASE 2000-1, LLC



                                          By
                                            ------------------------------------
                                            Name:
                                            Title:


                                      C-3-2

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                          WELLS FARGO BANK MINNESOTA, N.A.,
                                          not in its individual capacity but
                                          solely as Trustee,


                                          By
                                             -----------------------------------
                                             Authorized Signatory




                                      C-3-3

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer (herein called the "Notes"), issued in four classes designated as its _____% Lease-Backed Notes, Class A-1, _____% Lease-Backed Notes, Class A-2,
_____% Lease-Backed Notes, Class A-3, _____% Lease-Backed Notes, Class A-4,
_____% Lease-Backed Notes, Class B, _____% Lease-Backed Notes, Class C and
_____% Lease-Backed Notes, Class D, respectively, all issued under an Indenture dated as of July 1, 2000 (such indenture, as supplemented or amended, herein called the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class C Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twentieth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in August 2000.

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earliest of the Class C Stated Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Trustee or a Note Majority have declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued


                                      C-3-4
upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date with respect to the Payment Date immediately preceding such Redemption Date by notice mailed within five days of such Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in St. Paul, Minnesota.

                  The Issuer shall pay interest on overdue installments of interest at the Class C Interest Rate to the extent lawful.

                  As provided in the Indenture, the Notes may be redeemed pursuant to Section 10.01(a) of the Indenture, in whole, but not in part, at the option of the SPC on any Payment Date on or after the date on which the sum of the Aggregate Principal Amount of the Notes is less than or equal to 20% of the Initial Pool Principal Balance.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in a "signature guarantee program" determined by the Note Registrar in accordance with the Exchange Act, and such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing


                                      C-3-5
to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the SPC or the Issuer, or join in any institution against the SPC or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

                  The SPC has structured the Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state, local and foreign tax law as indebtedness of the SPC secured by the Leases. The SPC, the Servicer, each Noteholder and each Note Owner agree to treat and to take no action inconsistent with the treatment of the Notes as such indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Noteholder and each Note Owner, by acceptance of its Note or beneficial interest therein, agrees to be bound by the provisions of this paragraph. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with the Indenture as to treatment as indebtedness under applicable tax law, as described in this paragraph.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of each class of Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of each class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the


                                      C-3-6

Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holder of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of Minnesota, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Related Documents, neither any owner of a beneficiary interest in the Issuer, nor any of its partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Related Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                      C-3-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:



---------------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------
--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                        **
      -------------   ----------------------------------------------------------
                              Signature Guaranteed:















-------------------
** NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                      C-3-8

                                                                     EXHIBIT C-4


REGISTERED                                                      $ __________***/

No. [ ]

SEE REVERSE FOR CERTAIN DEFINITIONS

                                                             CUSIP NO.__________

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES, THE CLASS A-4 NOTES, THE CLASS B NOTES AND THE CLASS C NOTES AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                        CONSECO FINANCE LEASE 2000-1, LLC

                        _____% LEASE-BACKED NOTE, CLASS D

                  Conseco Finance Lease 2000-1, LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred
to as the "Issuer"), for value received, hereby promises to pay to [          ],
or registered assigns, the principal sum of [          ] payable on each Payment
Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $___________ [INSERT INITIAL PRINCIPAL AMOUNT

--------------------
***/Denominations of $10,000 and integral multiples of $1 in excess thereof.


                                      C-4-1

OF NOTE] and the denominator of which is $___________ by (ii) the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class C Notes pursuant to Section 8.03(vii)(D) of the Indenture hereinafter referred to; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earliest of the Payment Date occurring in [July 2008] (the "Class D Stated Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01(a) or (b) of the Indenture. The Issuer will pay interest on this Note on each Payment Date in an amount equal to one-twelfth of the product of (i) the rate per annum shown above and (ii) the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or, with respect to the first Payment Date, the original principal amount of this Note. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:                                     CONSECO FINANCE  LEASE 2000-1, LLC



                                          By
                                             -----------------------------------
                                             Name:
                                             Title:


                                      C-4-2

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                          WELLS FARGO BANK MINNESOTA, N.A.,
                                          not in its individual capacity but
                                          solely as Trustee,


                                          By
                                             -----------------------------------
                                             Authorized Signatory



                                      C-4-3

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer (herein called the "Notes"), issued in four classes designated as its _____% Lease-Backed Notes, Class A-1, _____% Lease-Backed Notes, Class A-2,
_____% Lease-Backed Notes, Class A-3, _____% Lease-Backed Notes, Class A-4,
_____% Lease-Backed Notes, Class B, ____% Lease-Backed Notes, Class C, and ____% Lease-Backed Notes, Class D, respectively, all issued under an Indenture dated as of July 1, 2000 (such indenture, as supplemented or amended, herein called the "Indenture"), between the Issuer and U.S. Bank Trust National Association, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class D Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the twentieth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in August 2000.

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earliest of the Class D Stated Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Trustee or a Note Majority have declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class D Notes shall be made pro rata to the Class D Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued


                                      C-4-4
upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date with respect to the Payment Date immediately preceding such Redemption Date by notice mailed within five days of such Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in St. Paul, Minnesota.

                  The Issuer shall pay interest on overdue installments of interest at the Class C Interest Rate to the extent lawful.

                  As provided in the Indenture, the Notes may be redeemed pursuant to Section 10.01(a) of the Indenture, in whole, but not in part, at the option of the SPC on any Payment Date on or after the date on which the sum of the Aggregate Principal Amount of the Notes is less than or equal to 20% of the Initial Pool Principal Balance.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in a "signature guarantee program" determined by the Note Registrar in accordance with the Exchange Act, and such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing


                                      C-4-5
to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder or Note Owner will not at any time institute against the SPC or the Issuer, or join in any institution against the SPC or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

                  The SPC has structured the Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state, local and foreign tax law as indebtedness of the SPC secured by the Leases. The SPC, the Servicer, each Noteholder and each Note Owner agree to treat and to take no action inconsistent with the treatment of the Notes as such indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Noteholder and each Note Owner, by acceptance of its Note or beneficial interest therein, agrees to be bound by the provisions of this paragraph. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with the Indenture as to treatment as indebtedness under applicable tax law, as described in this paragraph.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of each class of Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of each class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the


                                      C-4-6

Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holder of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of Minnesota, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Related Documents, neither any owner of a beneficiary interest in the Issuer, nor any of its partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Related Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                      C-4-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:



---------------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------
--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                        **
      -------------    ---------------------------------------------------------
                              Signature Guaranteed:















-------------------

** NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.



                                      C-4-8